Forest City Enterprises, Inc.
Supplemental Package
Three and Six Months Ended July 31, 2007 and 2006

Forest City Enterprises, Inc. and Subsidiaries
Three Months Ended July 31, 2007 and 2006
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2

Supplemental Operating Information Occupancy Data	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Detail	6-7
Reconciliation of NOI to Net Earnings	8-9
Lease Expirations Schedules	10-11
Schedules of Significant Tenants	12-13
Development Pipeline	14-16

Supplemental Financial Information Mortgage Financings	17
Scheduled Maturities Table	18-19
Consolidated Balance Sheet Information	20-21
Consolidated Earnings Information	22-25
Investments in and Advances to Affiliates	26-27
Real Estate and Related Nonrecourse Mortgage Debt	28-29
Results of Operations Summary	30-32
Reconciliation of Net Earnings to EBDT	33-34
Summary of EBDT	35-46

This Supplemental Package, together with other statements and information publicly disseminated by us, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of our Form 10-K for the year ended January 31, 2007 and other factors that might cause differences, some of which could be material, include, but are not limited to, general real estate development and investment risks including lack of satisfactory financing, construction and lease-up delays and cost overruns, the effect of economic and market conditions on a nationwide basis as well as in our primary markets, downturns in the housing market, competition, illiquidity of real estate investments, bankruptcy or insolvency of tenants, dependence on rental income from real property, reliance on major tenants, the impact of terrorist acts, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our credit facility, the level and volatility of interest rates, the continued availability of tax-exempt government financing, conflicts of interest, risks associated with developing and managing properties in partnership with others, effects of uninsured losses, environmental liabilities, risks associated with an investment in and operation of a professional sports franchise, the ability to maintain effective internal controls, compliance with governmental regulations, litigation risks, as well as other risks listed from time to time in our reports filed with the United States Securities and Exchange Commission. We have no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units. The Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental property, including upscale and middle-market apartments and adaptive re-use developments. Additionally, the Residential Group develops for-sale condominium projects and also owns, develops and manages military family housing. New York City operations are part of the Commercial Group or Residential Group depending on the nature of the operations. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. Real Estate Groups are the combined Commercial, Residential and Land Development Groups. The Nets, a franchise of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, is a reportable segment of the Company.
We have approximately $9.5 billion of assets in 25 states and the District of Columbia at July 31, 2007. Our core markets include New York City/Philadelphia metropolitan area, Denver, Boston, Greater Washington D.C./Baltimore metropolitan area, Chicago and California. As a result of an ongoing effort to increase property concentration in the core markets, these markets now account for approximately 77 percent of the cost of our real estate portfolio at July 31, 2007. We have offices in Boston, Chicago, Denver, London (England), Los Angeles, New York City, San Francisco, Washington, D.C., and our corporate headquarters are in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
We recommend that this supplemental package be read in conjunction with our Form 10-Q for the three and six months ended July 31, 2007. This supplemental package contains certain measures prepared in accordance with generally accepted accounting principles (“GAAP”) under the full consolidation accounting method, and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The non-GAAP financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties in our supplemental package for the year ended January 31, 2007 on pages 56-66.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REIT”), but may not be directly comparable to similarly titled measures reported by other companies. (See pages 32-34 for additional discussion of EBDT as well as a reconciliation of EBDT to net earnings.)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings, retail and office lease expirations, significant retail and office tenant listings, and our development pipeline. We believe this information will give interested parties a better understanding and more information about our operating performance. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the three and six months ended July 31, 2007 and 2006.
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about us. This information will give interested parties a better understanding and more information about our operating performance.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on page 32), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of net earnings, the most comparable financial measure calculated in accordance with GAAP, to NOI and reconciliation from NOI to comparable NOI are provided on pages 6-9 of this document. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 35-46.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2007 as filed with the Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Thomas G. Smith
Executive Vice President,
Chief Financial Officer and Secretary
Transfer Agent and Registrar
National City Bank
Stock Transfer Department
P.O. Box 92301
Cleveland, OH 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
We offer our stockholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. A copy of the Plan prospectus and an enrollment card may be obtained by contacting National City Bank at (800) 622-6757.

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Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data — July 31, 2007 and 2006
We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	July 31, 2007	July 31, 2007	July 31, 2006	July 31, 2006

Retail
Comparable	94.7%	94.7%	94.4%	94.4%
Total	92.1%	92.9%	93.9%	94.0%
Office
Comparable	92.9%	93.3%	93.1%	92.9%
Total	88.5%	89.7%	93.0%	92.8%
Residential
Comparable	94.7%	95.6%	96.0%	95.3%
Total	92.8%	93.3%	93.0%	90.8%
Hotels
Comparable and Total (1)		76.7%		66.4%
Comparable ADR and Total ADR (1)		$157.06		$140.00
Retail and office occupancy as of July 31, 2007 and 2006 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of July 31, 2007 and 2006 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of July 31, 2007 and 2006 represents total units occupied divided by total units available. Average residential occupancy year-to-date for 2007 and 2006 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the six months ended July 31, 2007 and 2006.

(1)	Total Hotel Average Occupancy Year-to-Date and Total ADR for July 31, 2006 have been restated to exclude Embassy Suites Hotel which was sold during the year ended January 31, 2007.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
We use NOI, along with EBDT as discussed on page 2, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in both three months and six months ended July 31, 2007 and 2006. The following schedules on pages 6-7 present comparable NOI for each of our major product lines, as well as strategic business unit under which these product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 35-46.
Comparable Net Operating Income (NOI) (% change over same period, prior year)

	Three Months Ended July 31, 2007		Six Months Ended July 31, 2007
	Full	Pro-Rata	Full	Pro-Rata
	Consolidation	Consolidation	Consolidation	Consolidation
Retail	6.1%	3.1%	8.1%	5.6%

Office	5.2%	2.7%	1.7%	1.9%

Hotel	20.6%	21.2%	28.9%	26.4%

Residential	5.7%	6.4%	2.8%	4.8%

Total	6.3%	4.5%	5.3%	4.8%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Three Months Ended July 31, 2007					Three Months Ended July 31, 2006					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$52,246	$6,186	$2,481	$—	$48,541	$49,258	$5,063	$2,898	$—	$47,093	6.1%	3.1%

Total	62,429	5,010	5,102	—	62,521	51,167	5,590	3,210	763	49,550

Office Buildings
Comparable	47,559	6,424	962	—	42,097	45,195	5,312	1,091	—	40,974	5.2%	2.7%

Total	48,527	3,391	1,738	—	46,874	44,652	5,444	1,091	93	40,392

Hotels
Comparable	5,997	—	613	—	6,610	4,971	—	484	—	5,455	20.6%	21.2%

Total	5,913	—	613	—	6,526	4,938	—	484	5,438	10,860

Earnings from Commercial Land Sales	(316)	—	—	—	(316)	918	162	—	—	756

Other	(2,882)	1,346	(197)	—	(4,425)	(8,053)	11	19	—	(8,045)

Total Commercial Group
Comparable	105,802	12,610	4,056	—	97,248	99,424	10,375	4,473	—	93,522	6.4%	4.0%

Total	113,671	9,747	7,256	—	111,180	93,622	11,207	4,804	6,294	93,513

Residential Group Apartments
Comparable	23,276	745	7,327	—	29,858	22,025	663	6,713	—	28,075	5.7%	6.4%

Total	26,568	1,348	13,373	626	39,219	18,388	717	7,846	6,127	31,644

Military Housing
Comparable	—	—	—	—	—	—	—	—	—	—

Total	1,493	(89)	375	—	1,957	2,141	—	50	—	2,191

Sale of Residential Development Project	10,090	—	—	—	10,090	—	—	—	—	—

Total Residential Group
Comparable	23,276	745	7,327	—	29,858	22,025	663	6,713	—	28,075	5.7%	6.4%

Total	38,151	1,259	13,748	626	51,266	20,529	717	7,896	6,127	33,835

Total Rental Properties
Comparable	129,078	13,355	11,383	—	127,106	121,449	11,038	11,186	—	121,597	6.3%	4.5%

Total	151,822	11,006	21,004	626	162,446	114,151	11,924	12,700	12,421	127,348

Land Development Group	6,873	303	83	—	6,653	19,792	1,434	105	—	18,463

The Nets	(2,226)	—	429	—	(1,797)	(4,041)	—	1,296	—	(2,745)

Corporate Activities	(9,515)	—	—	—	(9,515)	(10,695)	—	—	—	(10,695)

Grand Total	$146,954	$11,309	$21,516	$626	$157,787	$119,207	$13,358	$14,101	$12,421	$132,371

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Six Months Ended July 31, 2007					Six Months Ended July 31, 2006					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$104,130	$11,638	$4,846	$—	$97,338	$96,284	$9,940	$5,795	$—	$92,139	8.1%	5.6%

Total	117,969	8,805	11,565	—	120,729	99,379	8,682	6,206	1,330	98,233

Office Buildings
Comparable	91,382	10,866	2,178	—	82,694	89,872	10,780	2,095	—	81,187	1.7%	1.9%

Total	94,954	6,251	3,046	—	91,749	88,188	11,286	2,095	18	79,015

Hotels
Comparable	8,024	—	1,062	—	9,086	6,224	—	962	—	7,186	28.9%	26.4%

Total	8,084	—	1,062	—	9,146	6,175	—	962	7,229	14,366

Earnings from Commercial Land Sales	2,064	434	—	—	1,630	10,549	158	—	—	10,391

Other	(9,073)	3,210	(296)	—	(12,579)	(9,370)	4,033	50	—	(13,353)

Total Commercial Group
Comparable	203,536	22,504	8,086	—	189,118	192,380	20,720	8,852	—	180,512	5.8%	4.8%

Total	213,998	18,700	15,377	—	210,675	194,921	24,159	9,313	8,577	188,652

Residential Group Apartments
Comparable	43,808	1,405	14,842	—	57,245	42,601	1,327	13,367	—	54,641	2.8%	4.8%

Total	50,781	2,660	21,892	4,078	74,091	47,681	1,576	15,559	11,873	73,537

Military Housing
Comparable	—	—	—	—	—	—	—	—	—	—

Total	4,859	(89)	560	—	5,508	3,619	—	99	—	3,718

Sale of Residential Development Project	10,090	—	—	—	10,090	—	—	—	—	—

Total Residential Group
Comparable	43,808	1,405	14,842	—	57,245	42,601	1,327	13,367	—	54,641	2.8%	4.8%

Total	65,730	2,571	22,452	4,078	89,689	51,300	1,576	15,658	11,873	77,255

Total Rental Properties
Comparable	247,344	23,909	22,928	—	246,363	234,981	22,047	22,219	—	235,153	5.3%	4.8%

Total	279,728	21,271	37,829	4,078	300,364	246,221	25,735	24,971	20,450	265,907

Land Development Group	10,096	734	199	—	9,561	37,977	1,979	489	—	36,487

The Nets	(5,477)	—	762	—	(4,715)	(12,742)	—	2,332	—	(10,410)

Corporate Activities	(23,342)	—	—	—	(23,342)	(18,296)	—	—	—	(18,296)

Grand Total	$261,005	$22,005	$38,790	$4,078	$281,868	$253,160	$27,714	$27,792	$20,450	$273,688

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earning (GAAP) (in thousands):

	Three Months Ended July 31, 2007					Three Months Ended July 31, 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$287,586	$15,329	$96,040	$12,397	$380,694	$250,829	$25,055	$75,331	$30,128	$331,233
Exclude straight-line rent adjustment (1)	(7,158)	—	—	—	(7,158)	(3,377)	—	—	(15)	(3,392)

Adjusted revenues	280,428	15,329	96,040	12,397	373,536	247,452	25,055	75,331	30,113	327,841

Operating expenses	177,186	4,853	62,399	11,883	246,615	149,566	12,923	49,221	18,194	204,058
Add back non-Real Estate depreciation and amortization (b)	2,022	—	638	—	2,660	347	—	1,334	—	1,681
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	—	—	10	—	10	98	—	151	—	249
Exclude straight-line rent adjustment (2)	(3,688)	—	—	—	(3,688)	(1,186)	—	—	(306)	(1,492)
Exclude preference payment	(936)	—	—	—	(936)	—	—	—	—	—

Adjusted operating expenses	174,584	4,853	63,047	11,883	244,661	148,825	12,923	50,706	17,888	204,496

Add interest income and other income	23,423	601	6,228	112	29,162	7,870	1,226	265	196	7,105
Add equity in earnings of unconsolidated entities	7,773	232	(7,791)	—	(250)	6,310	—	(4,389)	—	1,921
Remove gain on disposition recorded on equity method	—	—	—	—	—	(7,662)	—	7,662	—	—
Add back provision for decline recorded on equity method	—	—	—	—	—	400	—	(400)	—	—
Add back equity method depreciation and amortization expense (see below)	9,914	—	(9,914)	—	—	13,662	—	(13,662)	—	—

Net Operating Income	146,954	11,309	21,516	626	157,787	119,207	13,358	14,101	12,421	132,371

Interest expense, including early extinguishment of debt	(74,348)	(4,391)	(16,482)	(2,363)	(88,802)	(71,692)	(6,830)	(14,101)	(4,640)	(83,603)

Gain on disposition of equity method rental properties (e)	—	—	—	—	—	7,662	—	—	—	7,662

Gain on disposition of rental properties and other investments	431	—	—	106,318	106,749	—	—	—	10,035	10,035

Preferred return on dispostion	—	—	(5,034)	—	(5,034)	—	—	—	—	—

Provision for decline in real estate	—	—	—	—	—	(1,923)	—	—	—	(1,923)

Provision for decline in real estate of equity method rental properties	—	—	—	—	—	(400)	—	—	—	(400)

Depreciation and amortization — Real Estate Groups (a)	(53,719)	(1,138)	(8,988)	(921)	(62,490)	(41,224)	(3,665)	(13,384)	(3,442)	(54,385)

Amortization of mortgage procurement costs — Real Estate Groups (c)	(2,839)	(261)	(926)	(34)	(3,538)	(2,342)	(286)	(278)	(112)	(2,446)

Straight-line rent adjustment (1) + (2)	3,470	—	—	—	3,470	2,191	—	—	(291)	1,900

Preference payment	(936)	—	—	—	(936)	—	—	—	—	—

Equity method depreciation and amortization expense (see above)	(9,914)	—	9,914	—	—	(13,662)	—	13,662	—	—

Earnings (loss) before income taxes	9,099	5,519	—	103,626	107,206	(2,183)	2,577	—	13,971	9,211

Income tax provision	609	—	—	(40,040)	(39,431)	3,679	—	—	(5,398)	(1,719)

Earnings (loss) before minority interest and discontinued operations	9,708	5,519	—	63,586	67,775	1,496	2,577	—	8,573	7,492

Minority interest	(5,519)	(5,519)	—	—	—	(2,577)	(2,577)	—	—	—

Earnings (loss) from continuing operations	4,189	—	—	63,586	67,775	(1,081)	—	—	8,573	7,492

Discontinued operations, net of tax and minority interest:
Operating earnings (loss) from rental properties	(3,596)	—	—	3,596	—	2,415	—	—	(2,415)	—
Gain on disposition of rental properties	67,182	—	—	(67,182)	—	6,158	—	—	(6,158)	—

	63,586	—	—	(63,586)	—	8,573	—	—	(8,573)	—

Net earnings	$67,775	$—	$—	$—	$67,775	$7,492	$—	$—	$—	$7,492

(a) Depreciation and amortization — Real Estate Groups	$53,719	$1,138	$8,988	$921	$62,490	$41,224	$3,665	$13,384	$3,442	$54,385
(b) Depreciation and amortization — Non-Real Estate	2,022	—	638	—	2,660	347	—	1,334	—	1,681

Total depreciation and amortization	$55,741	$1,138	$9,626	$921	$65,150	$41,571	$3,665	$14,718	$3,442	$56,066

(c) Amortization of mortgage procurement costs — Real Estate Groups	$2,839	$261	$926	$34	$3,538	$2,342	$286	$278	$112	$2,446
(d) Amortization of mortgage procurement costs — Non-Real Estate	—	—	10	—	10	98	—	151	—	249

Total amortization of mortgage procurement costs	$2,839	$261	$936	$34	$3,548	$2,440	$286	$429	$112	$2,695

(e)	Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144; therefore, are reported in continuing operations when sold. For the three months ended July 31, 2006, one equity method property was sold, Midtown Plaza, resulting in a tax gain on disposition of $7,662.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earning (GAAP) (in thousands):

	Six Months Ended July 31, 2007					Six Months Ended July 31, 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$555,951	$30,645	$173,222	$24,599	$723,127	$512,564	$51,072	$145,108	$60,972	$667,572
Exclude straight-line rent adjustment (1)	(13,000)	—	—	—	(13,000)	(6,071)	—	—	(31)	(6,102)

Adjusted revenues	542,951	30,645	173,222	24,599	710,127	506,493	51,072	145,108	60,941	661,470

Operating expenses	345,778	10,648	112,953	20,730	468,813	297,713	25,229	97,636	41,913	412,033
Add back non-Real Estate depreciation and amortization (b)	4,019	—	2,517	—	6,536	696	—	7,524	—	8,220
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	—	—	33	—	33	190	—	298	—	488
Exclude straight-line rent adjustment (2)	(5,380)	—	—	—	(5,380)	(2,353)	—	—	(718)	(3,071)
Exclude preference payment	(1,834)	—	—	—	(1,834)	—	—	—	—	—

Adjusted operating expenses	342,583	10,648	115,503	20,730	468,168	296,246	25,229	105,458	41,195	417,670

Add interest income and other income	34,822	1,424	6,851	209	40,458	22,717	1,871	358	704	21,908
Add equity in earnings of unconsolidated entities	9,134	584	(9,099)	—	(549)	6,689	—	1,291	—	7,980
Remove gain on disposition recorded on equity method	(2,106)	—	2,106	—	—	(7,662)	—	7,662	—	—
Add back provision for decline recorded on equity method	—	—	—	—	—	400	—	(400)	—	—
Add back equity method depreciation and amortization expense (see below)	18,787	—	(18,787)	—	—	20,769	—	(20,769)	—	—

Net Operating Income	261,005	22,005	38,790	4,078	281,868	253,160	27,714	27,792	20,450	273,688

Interest expense, including early extinguishment of debt	(153,691)	(9,692)	(33,756)	(3,971)	(181,726)	(138,091)	(13,504)	(27,792)	(9,899)	(162,278)

Gain on disposition of equity method rental properties (e)	2,106	—	—	—	2,106	7,662	—	—	—	7,662

Gain on disposition of rental properties and other investments	431	—	—	106,318	106,749	—	—	—	85,333	85,333

Preferred return on dispostion	—	—	(5,034)	—	(5,034)	—	—	—	—	—

Provision for decline in real estate	—	—	—	—	—	(1,923)	—	—	—	(1,923)

Provision for decline in real estate of equity method rental properties	—	—	—	—	—	(400)	—	—	—	(400)

Depreciation and amortization — Real Estate Groups (a)	(111,509)	(3,825)	(17,381)	(1,934)	(126,999)	(81,163)	(6,864)	(20,202)	(7,084)	(101,585)

Amortization of mortgage procurement costs — Real Estate Groups (c)	(5,403)	(421)	(1,406)	(69)	(6,457)	(5,142)	(589)	(567)	(235)	(5,355)

Straight-line rent adjustment (1) + (2)	7,620	—	—	—	7,620	3,718	—	—	(687)	3,031

Preference payment	(1,834)	—	—	—	(1,834)	—	—	—	—	—

Equity method depreciation and amortization expense (see above)	(18,787)	—	18,787	—	—	(20,769)	—	20,769	—	—

Earnings (loss) before income taxes	(20,062)	8,067	—	104,422	76,293	17,052	6,757	—	87,878	98,173

Income tax provision	14,649	—	—	(40,348)	(25,699)	(3,468)	—	—	(33,955)	(37,423)

Earnings (loss) before minority interest and discontinued operations	(5,413)	8,067	—	64,074	50,594	13,584	6,757	—	53,923	60,750

Minority interest	(8,067)	(8,067)	—	—	—	(6,757)	(6,757)	—	—	—

Earnings (loss) from continuing operations	(13,480)	—	—	64,074	50,594	6,827	—	—	53,923	60,750

Discontinued operations, net of tax and minority interest:
Operating earnings (loss) from rental properties	(3,108)	—	—	3,108	—	1,562	—	—	(1,562)	—
Gain on disposition of rental properties	67,182	—	—	(67,182)	—	52,361	—	—	(52,361)	—

	64,074	—	—	(64,074)	—	53,923	—	—	(53,923)	—

Net earnings	$50,594	$—	$—	$—	$50,594	$60,750	$—	$—	$—	$60,750

(a) Depreciation and amortization — Real Estate Groups	$111,509	$3,825	$17,381	$1,934	$126,999	$81,163	$6,864	$20,202	$7,084	$101,585
(b) Depreciation and amortization — Non-Real Estate	4,019	—	2,517	—	6,536	696	—	7,524	—	8,220

Total depreciation and amortization	$115,528	$3,825	$19,898	$1,934	$133,535	$81,859	$6,864	$27,726	$7,084	$109,805

(c) Amortization of mortgage procurement costs — Real Estate Groups	$5,403	$421	$1,406	$69	$6,457	$5,142	$589	$567	$235	$5,355
(d) Amortization of mortgage procurement costs — Non-Real Estate	—	—	33	—	33	190	—	298	—	488

Total amortization of mortgage procurement costs	$5,403	$421	$1,439	$69	$6,490	$5,332	$589	$865	$235	$5,843

(e)	Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No 144; therefore, are reported in continuing operations when sold. For the six months ended July 31, 2007, one equity method property was sold, White Acres, resulting in a pre-tax gain on disposition of $2,106. For the six months ended July 31, 2006, one equity method property was sold, Midtown Plaza, resulting in a pre-tax gain on disposition of $7,662.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations as of July 31, 2007

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2007	123	428,957	3.36%	$6,927,896	2.52%	$20.18
2008	190	675,091	5.28	14,236,313	5.18	26.93
2009	261	879,158	6.88	17,861,318	6.50	25.10
2010	234	694,686	5.43	16,474,717	5.99	28.68
2011	338	1,360,029	10.64	33,635,169	12.24	27.96
2012	166	801,392	6.27	18,958,024	6.90	28.13
2013	143	574,165	4.49	16,590,435	6.04	30.74
2014	166	677,854	5.30	15,686,906	5.71	27.60
2015	175	749,087	5.86	19,459,471	7.08	29.58
2016	267	1,299,464	10.17	36,320,286	13.21	38.67
2017	109	933,134	7.30	18,916,346	6.88	22.33
Thereafter	99	3,709,765	29.02	59,822,219	21.75	17.93

Total	2,271	12,782,782	100.00%	$274,889,100	100.00%	$25.46

(1)	GLA = Gross Leasable Area.

(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations as of July 31, 2007

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2007	55	349,076	3.59%	$6,110,465	2.68%	$20.41
2008	92	678,373	6.99	12,422,983	5.45	21.11
2009	67	532,783	5.49	10,613,506	4.66	24.31
2010	61	1,220,314	12.57	22,167,401	9.73	22.95
2011	46	577,293	5.95	11,724,625	5.14	27.34
2012	30	903,972	9.31	26,435,760	11.60	30.41
2013	27	786,179	8.10	17,573,686	7.71	24.49
2014	13	561,763	5.79	12,846,283	5.64	28.42
2015	5	189,840	1.96	2,381,720	1.05	19.73
2016	13	392,245	4.04	7,355,087	3.23	21.26
2017	8	135,296	1.38	2,558,497	1.11	20.54
Thereafter	33	3,383,327	34.83	95,710,604	42.00	30.91

Total	450	9,710,461	100.00%	$227,900,617	100.00%	$26.81

(1)	GLA = Gross Leasable Area.

(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants as of July 31, 2007
(Based on net base rent 1% or greater of the Company’s ownership share)

	NUMBER	LEASED	PERCENTAGE OF
	OF	SQUARE	TOTAL RETAIL
TENANT	LEASES	FEET	SQUARE FEET

Bass Pro Shops, Inc.	3	510,855	4.00%
AMC Entertainment, Inc.	5	462,863	3.62
Regal Entertainment Group	5	379,072	2.97
The Gap	23	305,212	2.39
The Home Depot	2	282,000	2.21
The Limited	43	281,646	2.20
TJX Companies	8	272,554	2.13
Dick’s Sporting Goods	3	226,408	1.77
Abercrombie & Fitch Stores, Inc.	28	210,663	1.65
Circuit City Stores, Inc.	6	199,107	1.56
Footlocker, Inc.	41	150,431	1.18
Pathmark Stores, Inc.	2	123,500	0.96
Ahold USA (Stop & Shop)	2	115,861	0.90

Subtotal	171	3,520,172	27.54

All Others	2,100	9,262,610	72.46

Total	2,271	12,782,782	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants as of July 31, 2007
(Based on net base rent 2% or greater of the Company’s ownership share)

	LEASED	PERCENTAGE OF
	SQUARE	TOTAL OFFICE
TENANT	FEET	SQUARE FEET

City of New York	890,185	9.17%
Millennium Pharmaceuticals, Inc.	693,743	7.14
U.S. Government	594,913	6.13
Morgan Stanley & Co.	444,685	4.58
Securities Industry Automation Corp.	433,971	4.47
Wellchoice, Inc.	392,514	4.04
Keyspan Energy	335,318	3.45
Forest City Enterprises, Inc. (1)	333,046	3.43
Bank of New York	323,043	3.33
Bear Stearns	292,142	3.01
Alkermes, Inc.	210,248	2.17
Partners Health Care System, Inc.	136,150	1.40
University of Pennsylvania	121,630	1.25

Subtotal	5,201,588	53.57

All Others	4,508,873	46.43

Total	9,710,461	100.00%

(1)    All intercompany rental income is eliminated in consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
July 31, 2007
2007 Openings and Acquisitions (9)

								Cost at FCE
			Date		Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./	Gross
		Dev (D)	Opened /	FCE Legal	FCE % (h)	Consolidation	at 100%	(Non-GAAP) (b)	No. of	Leasable
Property	Location	Acq (A)	Acquired	Ownership % (h)	(1)	(GAAP) (a)	(2)	(1) X (2)	Units	Area
						(in millions)
Retail Centers:
Promenade Bolingbrook	Bolingbrook, IL	D	Q1-07	100.0%	100.0%	$148.0	$148.0	$148.0	755,000	429,000 (f)
Victoria Gardens — Bass Pro	Rancho Cucamonga, CA	D	Q2-07	80.0%	80.0%	41.2	41.2	33.0	180,000	180,000

						$189.2	$189.2	$181.0	935,000	609,000

Office:
Colorado Studios	Denver, CO	A	Q1-07	90.0%	90.0%	$2.0	$2.0	$1.8	75,000
Commerce Court	Pittsburgh, PA	A	Q1-07	70.0%	100.0%	26.5	26.5	26.5	378,000
Illinois Science and Technology Park — Building Q	Skokie, IL	A/D	Q1-07	100.0%	100.0%	49.1	49.1	49.1	160,000
Richmond Office Park	Richmond, VA	A	Q2-07	100.0%	100.0%	115.0	115.0	115.0	571,000 (i)

						$192.6	$192.6	$192.4	1,184,000

Residential:
Stapleton Town Center — Botanica Phase II	Denver, CO	D	Q2-07	90.0%	90.0%	$26.3	$26.3	$23.7	154
Tobacco Row — Cameron Kinney	Richmond, VA	A	Q2-07	100.0%	100.0%	31.0	31.0	31.0	259

						$57.3	$57.3	$54.7	413

										Units Sold
Residential:										at 7/31/2007

Mercury (c)	Los Angeles, CA	D	Q2-07	50.0%	50.0%	$0.0	$156.3	$78.2	238	59

Total Openings (d)						$439.1	$595.4	$506.3

LESS: Above properties to be sold as Condominiums						$0.0	$156.3	$78.2

Openings and Acquisitions less Condominiums						$439.1	$439.1	$428.1

Residential Phased-In Units (c) (e):								Opened in ‘07 / Total

Arbor Glenn	Twinsburg, OH	D	2004-07	50.0%	50.0%	$0.0	$18.4	$9.2	48/288
Pine Ridge Expansion	Willoughby Hills, OH	D	2005-07	50.0%	50.0%	0.0	16.4	8.2	40/162
Cobblestone Court	Painesville, OH	D	2006-08	50.0%	50.0%	0.0	24.6	12.3	24/304

Total (g)						$0.0	$59.4	$29.7	112/754

See attached July 31, 2007 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
July 31, 2007
Under Construction (17)

								Cost at FCE
					Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./		Gross
		Dev (D)	Anticipated	FCE Legal	FCE % (h)	Consolidation	at 100%	(Non-GAAP) (b)	No. of		Leasable	Pre-
Property	Location	Acq (A)	Opening	Ownership % (h)	(1)	(GAAP) (a)	(2)	(1) X (2)	Units		Area	Leased %
						(in millions)
Retail Centers:
Orchard Town Center	Westminster, CO	D	Q1-08	100.0%	100.0%	$158.5	$158.5	$158.5	968,000	(l)	554,000	60%
Shops at Wiregrass (c)	Tampa, FL	D	Q3-08	50.0%	66.7%	0.0	142.9	95.3	646,000		356,000	66%
East River Plaza (c)	Manhattan, NY	D	Q1-09	35.0%	50.0%	0.0	380.0	190.0	514,000		514,000	64%
White Oak Village	Richmond, VA	D	Q3-08	50.0%	100.0%	70.1	70.1	70.1	796,000		290,000	56%
Village at Gulfstream (c)	Hallandale, FL	D	Q3-08	50.0%	100.0%	0.0	155.6	155.6	392,000		392,000 (m)	17%
Promenade at Temecula Expansion	Temecula, CA	D	Q1-09	75.0%	75.0%	106.2	106.2	79.7	144,000		144,000	31%
Ridge Hill Retail	Yonkers, NY	D	Q4-09	70.0%	100.0%	669.0	669.0	669.0	1,244,000		1,244,000 (n)	13%

						$1,003.8	$1,682.5	$1,418.2	4,704,000		3,494,000

Office:
New York Times	Manhattan, NY	D	Q3-07	70.0%	79.5%	$517.5	$517.5	$411.4	737,000	(o)		86%
Johns Hopkins — 855 North Wolfe Street	East Baltimore, MD	D	Q2-08	76.6%	76.6%	104.7	104.7	80.2	278,000	(p)		36%

						$622.2	$622.2	$491.6	1,015,000

Residential:
Lucky Strike	Richmond, VA	D	Q1-08	100.0%	100.0%	$39.5	$39.5	$39.5	131
Uptown Apartments (c)	Oakland, CA	D	Q4-07/Q4-08	50.0%	50.0%	0.0	202.3	101.2	665
Ohana Military Communities, Hawaii Increment I (c)(e)	Honolulu, HI	D	2005-2008	10.0%	10.0%	0.0	316.5	31.7	1,952
Dallas Mercantile	Dallas, TX	D	Q1-08/Q3-08	100.0%	100.0%	136.1	136.1	136.1	366	(q)
Military Housing — Navy Midwest (c)(e)	Chicago, IL	D	2006-2009	25.0%	25.0%	0.0	264.7	66.2	1,658
Air Force Academy (c)(e)	Colorado Springs, CO	D	2007-2009	50.0%	50.0%	0.0	82.5	41.3	427
Military Housing — Marines, Hawaii Increment II (c)(e)	Honolulu, HI	D	2007-2010	10.0%	10.0%	0.0	338.8	33.9	1,175
Military Housing — Navy, Hawaii Increment III (c)(e)	Honolulu, HI	D	2007-2010	10.0%	10.0%	0.0	614.6	61.5	2,519

						$175.6	$1,995.0	$511.4	8,893

Total Under Construction (j)						$1,801.6	$4,299.5	$2,421.2

Residential Phased-In Units (c) (e):											Under Const. / Total

Cobblestone Court	Painesville, OH	D	2006-08	50.0%	50.0%	$0.0	$24.6	$12.3			168/304
Sutton Landing	Brimfield, OH	D	2007-08	50.0%	50.0%	0.0	15.9	8.0			216/216

Stratford Crossing	Wadsworth, OH	D	2007-09	50.0%	50.0%	0.0	25.3	12.7			108/348

Total (k)						$0.0	$65.8	$33.0			492/868

See attached July 31, 2007 footnotes.
Note: Sterling Glen of Roslyn, which was reported as Under Construction at April 30, 2007, was sold on July 2, 2007 prior to its opening.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
July 31, 2007 Footnotes

(a)	Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(b)	Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(c)	Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(d)	The difference between the full consolidation cost amount (GAAP) of $439.1 million to the Company’s pro-rata share (a non-GAAP measure) of $506.3 million consists of a reduction to full consolidation for minority interest of $11.0 million of cost and the addition of its share of cost for unconsolidated investments of $78.2 million.

(e)	Phased-in openings. Costs are representative of the total project.

(f)	Includes 39,000 square feet of office space.

(g)	The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $29.7 million consists of the Company’s share of cost for unconsolidated investments of $29.7 million.

(h)	As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership.

(i)	Includes 11 office buildings.

(j)	The difference between the full consolidation cost amount (GAAP) of $1,801.6 million to the Company’s pro-rata share (a non-GAAP measure) of $2,421.2 million consists of a reduction to full consolidation for minority interest of $157.1 million of cost and the addition of its share of cost for unconsolidated investments of $776.7 million.

(k)	The difference between the full consolidation amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $33.0 million consists of Forest City’s share of cost for unconsolidated investments of $33.0 million.

(l)	Includes 177,000 square feet for Target and 97,000 square feet for JCPenney that opened in Q3-06, as well as 16,000 square feet of office space.

(m)	Includes 67,000 square feet of office space.

(n)	Includes 156,000 square feet of office space.

(o)	Includes 23,000 square feet of retail space. At July 31, 2007, this property is included in Completed Rental Properties on the Company’s balance sheet since construction is substantially complete and certain tenants control their space while completing their custom improvements.

(p)	Project includes 19,000 square feet of retail space.

(q)	Project includes 18,000 square feet of retail space.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Mortgage Financings
Our primary capital strategy seeks to isolate the financial risk at the property level to maximize returns and reduce risk on and of our equity capital. Our mortgage debt is nonrecourse, including our construction loans, with each property separately financed. We do not cross-collateralize our mortgage debt. We operate as a C-corporation and retain substantially all of our internally generated cash flows. We recycle this cash flow, together with refinancing and property sale proceeds to fund new development and acquisitions that drive favorable returns for our shareholders. This strategy has historically provided us with the necessary liquidity to take advantage of investment opportunities.
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those projects financed with taxable debt, we generally seek long-term, fixed-rate financing for those real estate project loans which mature within the next 12 months, as well as those real estate projects which are projected to open and achieve stabilized operations during that same time frame. For real estate projects financed with tax-exempt debt, we generally utilize variable-rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to extend the maturities and/or refinance the nonrecourse debt that is coming due in 2007 and 2008. During the six months ended July 31, 2007, we completed the following financings:

			Plus
			Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata
Purpose of Financing	Consolidation	Interest	Pro-Rata	Consolidation
		(in thousands)
Loan extensions/additional fundings	$486,730	$18,490	$18,522	$486,762
Development projects and acquisitions (1)	223,092	—	109,925	333,017
Refinancings	210,703	17,750	87,300	280,253

	$920,525	$36,240	$215,747	$1,100,032

(1)	$157,575 of the $223,092 relates to development projects and represents the full amount available to be drawn on the loan.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of July 31, 2007

	Period Ending January 31, 2008				Period Ending January 31, 2009
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$106,344	$16,400	$59,272	$149,216	$73,319	$4,492	$87,040	$155,867
Weighted average rate	6.75%	6.76%	7.56%	7.07%	6.53%	6.83%	6.76%	6.65%

Variable:
Variable-rate debt	358,376	28,823	66,044	395,597	525,467	9,653	27,891	543,705
Weighted average rate	7.07%	7.70%	8.00%	7.18%	7.03%	8.15%	6.99%	7.01%

Tax-Exempt	146,970	2,900	6,971	151,041	45,400	—	—	45,400
Weighted average rate	4.83%	4.43%	4.52%	4.82%	4.06%	—	—	4.06%

Total variable-rate debt	505,346	31,723	73,015	546,638	570,867	9,653	27,891	589,105

Total Nonrecourse Mortgage Debt	$611,690	$48,123	$132,287	$695,854	$644,186	$14,145	$114,931	$744,972
Weighted Average Rate	6.47%	7.18%	7.62%	6.64%	6.77%	7.73%	6.82%	6.76%

	Period Ending January 31, 2010				Period Ending January 31, 2011
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$328,819	$15,199	$35,900	$349,520	$174,277	$16,031	$20,687	$178,933
Weighted average rate	6.92%	7.05%	6.68%	6.89%	6.81%	2.53%	7.21%	7.24%

Variable:
Variable-rate debt	37,027	—	141,892	178,919	48,258	—	12,339	60,597
Weighted average rate	7.19%	—	7.82%	7.69%	5.77%	—	7.11%	6.04%

Tax-Exempt	124,435	7,400	120,000	237,035	87,486	—	—	87,486
Weighted average rate	4.17%	4.16%	4.21%	4.19%	4.24%	—	—	4.24%

Total variable-rate debt	161,462	7,400	261,892	415,954	135,744	—	12,339	148,083

Total Nonrecourse Mortgage Debt	$490,281	$22,599	$297,792	$765,474	$310,021	$16,031	$33,026	$327,016
Weighted Average Rate	6.25%	6.10%	6.23%	6.24%	5.92%	2.53%	7.17%	6.22%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands) (continued)
As of July 31, 2007

	Period Ending January 31, 2012				Thereafter
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$361,495	$19,166	$34,610	$376,939	$2,813,829	$156,453	$649,195	$3,306,571
Weighted average rate	7.11%	7.25%	6.93%	7.09%	5.76%	5.94%	5.68%	5.74%

Variable:
Variable-rate debt	3,137	—	5,637	8,774	59,192	—	55,280	114,472
Weighted average rate	5.75%	—	7.11%	6.62%	5.56%	—	6.08%	5.81%

Tax-Exempt	26,509	—	29,500	56,009	232,024	9,880	63,999	286,143
Weighted average rate	4.16%	—	4.68%	4.43%	4.67%	4.43%	4.58%	4.66%

Total variable-rate debt	29,646	—	35,137	64,783	291,216	9,880	119,279	400,615

Total Nonrecourse Mortgage Debt	$391,141	$19,166	$69,747	$441,722	$3,105,045	$166,333	$768,474	$3,707,186
Weighted Average Rate	6.90%	7.25%	6.00%	6.74%	5.68%	5.85%	5.66%	5.66%

	Total
			Plus
		Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$3,858,083	$227,741	$886,704	$4,517,046
Weighted average rate	6.08%	5.96%	6.04%	6.07%

Variable:
Variable-rate debt	1,031,457	38,476	309,083	1,302,064
Weighted average rate	6.90%	7.81%	7.43%	7.00%

Tax-Exempt	662,824	20,180	220,470	863,114
Weighted average rate	4.49%	4.33%	4.39%	4.47%

Total variable-rate debt	1,694,281	58,656	529,553	2,165,178

Total Nonrecourse Mortgage Debt	$5,552,364	$286,397	$1,416,257	$6,682,224
Weighted Average Rate	6.04%	6.09%	6.08%	6.05%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
As discussed on page 2, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, we are not deemed the primary beneficiary.
Consolidated Balance Sheet Information – July 31, 2007 (unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
		(in thousands)
Assets
Real Estate
Completed rental properties	$7,420,280	$330,998	$1,205,202	$8,294,484
Projects under development	1,064,854	108,970	449,064	1,404,948
Land held for development or sale	181,010	5,910	90,059	265,159

Total Real Estate	8,666,144	445,878	1,744,325	9,964,591
Less accumulated depreciation	(1,160,269)	(70,965)	(289,619)	(1,378,923)

Real Estate, net	7,505,875	374,913	1,454,706	8,585,668

Cash and equivalents	238,261	25,748	11,254	223,767
Restricted cash	365,300	9,474	175,450	531,276
Notes and accounts receivable, net	291,666	12,661	59,379	338,384
Investments in and advances to affiliates	413,427	55,013	(166,568)	191,846
Other assets	743,494	22,041	118,737	840,190

Total Assets	$9,558,023	$499,850	$1,652,958	$10,711,131

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$5,552,364	$286,397	$1,416,257	$6,682,224
Notes payable	112,643	1,134	85,265	196,774
Bank revolving credit facility	235,000	—	—	235,000
Senior and subordinated debt	886,900	—	—	886,900
Accounts payable and accrued expenses	832,283	35,658	151,608	948,233
Deferred income taxes	502,800	—	—	502,800

Total Liabilities	8,121,990	323,189	1,653,130	9,451,931

Minority Interest	375,478	176,661	(172)	198,645

Total Shareholders’ Equity	1,060,555	—	—	1,060,555

Total Liabilities and Shareholders’ Equity	$9,558,023	$499,850	$1,652,958	$10,711,131

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Balance Sheet Information – January 31, 2007 (unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
		(in thousands)
Assets
Real Estate
Completed rental properties	$6,659,054	$346,323	$1,207,591	$7,520,322
Projects under development	1,396,083	126,660	298,665	1,568,088
Land held for development or sale	174,136	6,032	78,578	246,682

Total Real Estate	8,229,273	479,015	1,584,834	9,335,092
Less accumulated depreciation	(1,085,978)	(70,863)	(286,054)	(1,301,169)

Real Estate, net	7,143,295	408,152	1,298,780	8,033,923

Cash and equivalents	254,213	24,545	32,997	262,665
Restricted cash	292,461	25,028	168,062	435,495
Notes and accounts receivable, net	287,615	26,619	9,458	270,454
Investments in and advances to affiliates	333,782	—	(95,710)	238,072
Other assets	670,238	29,260	95,834	736,812

Total Assets	$8,981,604	$513,604	$1,509,421	$9,977,421

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$5,338,372	$320,270	$1,308,209	$6,326,311
Notes payable	96,127	1,167	88,244	183,204
Bank revolving credit facility	—	—	—	—
Senior and subordinated debt	886,900	—	—	886,900
Accounts payable and accrued expenses	772,964	15,711	112,968	870,221
Deferred income taxes	486,329	—	—	486,329

Total Liabilities	7,580,692	337,148	1,509,421	8,752,965

Minority Interest	375,101	176,456	—	198,645

Total Shareholders’ Equity	1,025,811	—	—	1,025,811

Total Liabilities and Shareholders’ Equity	$8,981,604	$513,604	$1,509,421	$9,977,421

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Three Months Ended July 31, 2007 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
Revenues from real estate operations	$287,586	$15,329	$96,040	$12,397	$380,694

Expenses
Operating expenses	177,186	4,853	62,399	11,883	246,615
Depreciation and amortization	55,741	1,138	9,626	921	65,150

	232,927	5,991	72,025	12,804	311,765

Interest expense, including early extinguishment of debt	(74,348)	(4,391)	(16,482)	(2,363)	(88,802)
Amortization of mortgage procurement costs	(2,839)	(261)	(936)	(34)	(3,548)

Interest and other income	23,423	601	6,228	112	29,162
Equity in earnings (loss) of unconsolidated entities	7,773	232	(7,791)	—	(250)
Gain on disposition of rental properties and other investments	431	—	(5,034)	106,318	101,715

Earnings before income taxes	9,099	5,519	—	103,626	107,206

Income tax expense (benefit)
Current	1,771	—	—	5,682	7,453
Deferred	(2,380)	—	—	34,358	31,978

	(609)	—	—	40,040	39,431

Earnings before minority interest and discontinued operations	9,708	5,519	—	63,586	67,775

Minority interest	(5,519)	(5,519)	—	—	—

Earnings from continuing operations	4,189	—	—	63,586	67,775

Discontinued operations, net of tax and minority interest:
Operating loss from rental properties	(3,596)	—	—	3,596	—
Gain on disposition of rental properties	67,182	—	—	(67,182)	—

	63,586	—	—	(63,586)	—

Net earnings	$67,775	$—	$—	$—	$67,775

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Six Months Ended July 31, 2007 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
Revenues from real estate operations	$555,951	$30,645	$173,222	$24,599	$723,127

Expenses
Operating expenses	345,778	10,648	112,953	20,730	468,813
Depreciation and amortization	115,528	3,825	19,898	1,934	133,535

	461,306	14,473	132,851	22,664	602,348

Interest expense, including early extinguishment of debt	(153,691)	(9,692)	(33,756)	(3,971)	(181,726)
Amortization of mortgage procurement costs	(5,403)	(421)	(1,439)	(69)	(6,490)

Interest and other income	34,822	1,424	6,851	209	40,458
Equity in earnings (loss) of unconsolidated entities (Note 1)	9,134	584	(9,099)	—	(549)
Gain on disposition of rental properties and other investments	431	—	(2,928)	106,318	103,821

Earnings (loss) before income taxes	(20,062)	8,067	—	104,422	76,293

Income tax expense (benefit)
Current	79	—	—	5,740	5,819
Deferred	(14,728)	—	—	34,608	19,880

	(14,649)	—	—	40,348	25,699

Earnings (loss) before minority interest and discontinued operations	(5,413)	8,067	—	64,074	50,594

Minority interest	(8,067)	(8,067)	—	—	—

Earnings (loss) from continuing operations (Note 1)	(13,480)	—	—	64,074	50,594

Discontinued operations, net of tax and minority interest:
Operating loss from rental properties	(3,108)	—	—	3,108	—
Gain on disposition of rental properties	67,182	—	—	(67,182)	—

	64,074	—	—	(64,074)	—

Net earnings	$50,594	$—	$—	$—	$50,594

Note 1)	Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the six months ended July 31, 2007, one equity method investment was sold, White Acres. A pre-tax gain of $2,106 ($1,292 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Three Months Ended July 31, 2006 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
Revenues from real estate operations	$250,829	$25,055	$75,331	$30,128	$331,233

Expenses
Operating expenses	149,566	12,923	49,221	18,194	204,058
Depreciation and amortization	41,571	3,665	14,718	3,442	56,066
Provision for decline in real estate	1,923	—	400	—	2,323

	193,060	16,588	64,339	21,636	262,447

Interest expense, including early extinguishment of debt	(71,692)	(6,830)	(14,101)	(4,640)	(83,603)
Amortization of mortgage procurement costs	(2,440)	(286)	(429)	(112)	(2,695)

Interest and other income	7,870	1,226	265	196	7,105
Equity in earnings (loss) of unconsolidated entities (Note 1)	6,310	—	(4,389)	—	1,921
Gain on disposition of rental properties	—	—	7,662	10,035	17,697

(Loss) earnings before income taxes	(2,183)	2,577	—	13,971	9,211

Income tax expense (benefit)
Current	(5,860)	—	—	1,405	(4,455)
Deferred	2,181	—	—	3,993	6,174

	(3,679)	—	—	5,398	1,719

Earnings before minority interest and discontinued operations	1,496	2,577	—	8,573	7,492

Minority interest	(2,577)	(2,577)	—	—	—

Earnings (loss) from continuing operations (Note 1)	(1,081)	—	—	8,573	7,492

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	2,415	—	—	(2,415)	—
Gain on disposition of rental properties	6,158	—	—	(6,158)	—

	8,573	—	—	(8,573)	—

Net earnings	$7,492	$—	$—	$—	$7,492

Note 1)	Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the three months ended July 31, 2006, one equity method investment was sold, Midtown Plaza. A pre-tax gain of $7,662 ($4,700 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Six Months Ended July 31, 2006 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
Revenues from real estate operations	$512,564	$51,072	$145,108	$60,972	$667,572

Expenses
Operating expenses	297,713	25,229	97,636	41,913	412,033
Depreciation and amortization	81,859	6,864	27,726	7,084	109,805
Provision for decline in real estate	1,923	—	400	—	2,323

	381,495	32,093	125,762	48,997	524,161

Interest expense, including early extinguishment of debt	(138,091)	(13,504)	(27,792)	(9,899)	(162,278)
Amortization of mortgage procurement costs	(5,332)	(589)	(865)	(235)	(5,843)

Interest and other income	22,717	1,871	358	704	21,908
Equity in earnings (loss) of unconsolidated entities (Note 1)	6,689	—	1,291	—	7,980
Gain on disposition of rental properties	—	—	7,662	85,333	92,995

Earnings before income taxes	17,052	6,757	—	87,878	98,173

Income tax expense (benefit)
Current	(6,217)	—	—	703	(5,514)
Deferred	9,685	—	—	33,252	42,937

	3,468	—	—	33,955	37,423

Earnings before minority interest and discontinued operations	13,584	6,757	—	53,923	60,750

Minority interest	(6,757)	(6,757)	—	—	—

Earnings from continuing operations (Note 1)	6,827	—	—	53,923	60,750

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	1,562	—	—	(1,562)	—
Gain on disposition of rental properties	52,361	—	—	(52,361)	—

	53,923	—	—	(53,923)	—

Net earnings	$60,750	$—	$—	$—	$60,750

Note 1)	Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the six months ended July 31, 2006, one equity method investment was sold, Midtown Plaza. A pre-tax gain of $7,662 ($4,700 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities which we do not control and/or are not the primary beneficiary, and which are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	July 31,	January 31,
	2007	2007
	(in thousands)
Members’ and partners’ equity as below	$741,266	$592,681
Equity of other members and partners	574,698	496,971

Company’s investment in partnerships	$166,568	$95,710
Company’s proportionate share of advances to and on behalf of other affiliates	191,846	238,072
Minority interest in advances to and on behalf of other affiliates (1)	55,013	—

Total Investments in and Advances to Affiliates	$413,427	$333,782

(1)	Primarily represents the minority interest portion of advances to other affiliates included in the fully consolidated presentation. Previously, a portion of these amounts were recorded in pro-rata accounts payable or receivable.
Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
	July 31, 2007	January 31, 2007	July 31, 2007	January 31, 2007
	(in thousands)		(in thousands)
Balance Sheet:
Completed rental properties	$2,803,619	$2,697,454	$1,205,202	$1,207,591
Projects under development	1,098,900	777,419	449,064	298,665
Land held for development or sale	201,634	160,296	90,059	78,578
Accumulated depreciation	(585,778)	(554,910)	(289,619)	(286,054)
Restricted cash	1,345,097	1,432,636	175,450	168,062
Other assets	573,839	526,142	189,370	138,289

Total Assets	$5,437,311	$5,039,037	$1,819,526	$1,605,131

Mortgage debt, nonrecourse	$4,047,069	$3,834,085	$1,416,257	$1,308,209
Other liabilities	648,976	612,271	236,873	201,212
Minority interest	—	—	(172)	—
Members’ and partners’ equity	741,266	592,681	166,568	95,710

Total Liabilities and Members’/Partners’ Equity	$5,437,311	$5,039,037	$1,819,526	$1,605,131

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Three Months Ended July 31,	2007	2006	2007	2006
	(in thousands)		(in thousands)
Operations:
Revenues	$234,704	$164,684	$96,040	$74,413
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	(250)	1,921
Operating expenses	(156,653)	(109,476)	(62,399)	(48,853)
Interest expense	(48,538)	(33,100)	(16,482)	(13,742)
Provision for decline in real estate	—	(1,000)	—	(400)
Depreciation and amortization	(37,389)	(23,577)	(10,562)	(15,030)
Interest income	9,363	3,670	1,194	260
Minority interest	—	—	232	—

Income (loss) from continuing operations	1,487	1,201	7,773	(1,431)

Discontinued operations:
Gain on disposition of rental properties (1)	—	15,325	—	7,662
Operating earnings from rental properties	—	160	—	79

	$—	$15,485	$—	$7,741

Net earnings (Pre-tax)	$1,487	$16,686	$7,773	$6,310

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Six Months Ended July 31,	2007	2006	2007	2006
	(in thousands)		(in thousands)
Operations:
Revenues	$452,164	$331,624	$172,967	$143,815
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	(549)	7,980
Operating expenses	(311,434)	(232,276)	(112,901)	(96,956)
Interest expense	(102,581)	(65,479)	(33,715)	(27,370)
Provision for decline in real estate	—	(1,000)	—	(400)
Depreciation and amortization	(75,133)	(60,995)	(21,467)	(28,446)
Interest income	28,552	6,716	1,817	352
Minority interest	—	—	584	—

Income (loss) from continuing operations	(8,432)	(21,410)	6,736	(1,025)

Discontinued operations:
Gain on disposition of rental properties (1)	4,212	15,325	2,106	7,662
Operating earnings from rental properties	584	103	292	52

	$4,796	$15,428	$2,398	$7,714

Net earnings (loss) (Pre-tax)	$(3,636)	$(5,982)	$9,134	$6,689

(1)	The following table shows the detail of gain on disposition of rental properties that were held by equity method investments:

	Combined (100%)		Pro-Rata Share		Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)		(GAAP)		(Non-GAAP)
	Three Months Ended July 31,				Six Months Ended July 31,
	2007	2006	2007	2006	2007	2006	2007	2006
	(in thousands)		(in thousands)		(in thousands)		(in thousands)
White Acres (Apartments) (Richmond Hts., Ohio)	$—	$—	$—	$—	$4,212	$—	$2,106	$—
Midtown Plaza (Specialty Retail Center) (Parma, Ohio)	—	15,325	—	7,662	—	15,325	—	7,662

Total gain on dispostion of equity method rental properties	$—	$15,325	$—	$7,662	$4,212	$15,325	$2,106	$7,662

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt

	July 31, 2007
		Less		Nonrecourse
		Accumulated		Mortgage
	Total Cost	Depreciation	Net Cost	Debt
	(in thousands)
Full Consolidation
Completed rental properties
Residential	$1,591,856	$214,450	$1,377,406	$1,032,582
Commercial
Retail centers	2,795,440	362,729	2,432,711	2,224,632
Office and other buildings	3,022,683	578,541	2,444,142	1,999,279
Corporate and other equipment	10,301	4,549	5,752	—

	7,420,280	1,160,269	6,260,011	5,256,493

Projects under development
Residential
Under construction	72,320	—	72,320	9,355
In development	518,903	—	518,903	160,677
Commercial
Retail centers
Under construction	101,759	—	101,759	29,452
In development	138,775	—	138,775	—
Office and other buildings
Under construction	98,986	—	98,986	17,214
In development	134,111	—	134,111	11,711

	1,064,854	—	1,064,854	228,409

Land held for development or sale	181,010	—	181,010	67,462

Total — Full Consolidation	$8,666,144	$1,160,269	$7,505,875	$5,552,364

Less Minority Interest
Completed rental properties
Residential	$33,993	$5,321	$28,672	$25,467
Commercial
Retail centers	104,479	8,770	95,709	102,899
Office and other buildings	192,526	56,874	135,652	124,205
Corporate and other equipment	—	—	—	—

	330,998	70,965	260,033	252,571

Projects under development
Residential
Under construction	—	—	—	—
In development	95,007	—	95,007	26,174
Commercial
Retail centers
Under construction	739	—	739	—
In development	—	—	—	—
Office and other buildings
Under construction	13,224	—	13,224	4,032
In development	—	—	—	—

	108,970	—	108,970	30,206

Land held for development or sale	5,910	—	5,910	3,620

Total — Minority Interest	$445,878	$70,965	$374,913	$286,397

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt (continued)

	July 31, 2007
		Less		Nonrecourse
		Accumulated		Mortgage
	Total Cost	Depreciation	Net Cost	Debt
	(in thousands)
Plus Unconsolidated Investments at Pro-Rata
Completed rental properties
Residential	$608,513	$179,157	$429,356	$508,370
Commercial
Retail centers	412,329	45,201	367,128	435,747
Office and other buildings	184,359	65,261	119,098	110,732
Corporate and other equipment	1	—	1	—

	1,205,202	289,619	915,583	1,054,849

Projects under development
Residential
Under construction	130,948	—	130,948	151,193
In development	7,772	—	7,772	804
Commercial
Retail centers
Under construction	128,654	—	128,654	79,631
In development	44,124	—	44,124	1,051
Office and other buildings
Under construction	160	—	160	—
In development	137,406	—	137,406	86,471

	449,064	—	449,064	319,150

Land held for development or sale	90,059	—	90,059	42,258

Total — Unconsolidated Investments at Pro-Rata	$1,744,325	$289,619	$1,454,706	$1,416,257

Pro-Rata Consolidation
Completed rental properties
Residential	$2,166,376	$388,286	$1,778,090	$1,515,485
Commercial
Retail centers	3,103,290	399,160	2,704,130	2,557,480
Office and other buildings	3,014,516	586,928	2,427,588	1,985,806
Corporate and other equipment	10,302	4,549	5,753	—

	8,294,484	1,378,923	6,915,561	6,058,771

Projects under development
Residential
Under construction	203,268	—	203,268	160,548
In development	431,668	—	431,668	135,307
Commercial
Retail centers
Under construction	229,674	—	229,674	109,083
In development	182,899	—	182,899	1,051
Office and other buildings
Under construction	85,922	—	85,922	13,182
In development	271,517	—	271,517	98,182

	1,404,948	—	1,404,948	517,353

Land held for development or sale	265,159	—	265,159	106,100

Total — Pro-Rata Consolidation	$9,964,591	$1,378,923	$8,585,668	$6,682,224

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Results of Operations
Net Earnings — Net earnings for the three months ended July 31, 2007 was $67,775,000 versus $7,492,000 for the three months ended July 31, 2006. Although we have substantial recurring revenue sources from our properties, we also enter into significant one-time transactions, which could create substantial variances in net earnings between periods. This variance to the prior year is primarily attributable to the following increases, which are net of tax and minority interest:
•	$67,182,000 ($106,318,000, pre-tax) related to the 2007 gains on disposition of Landings of Brentwood, a consolidated apartment community in Nashville, Tennessee and the following six consolidated supported-living apartment communities: Sterling Glen of Bayshore, in Bayshore, New York, Sterling Glen of Center City, in Philadelphia, Pennsylvania, Sterling Glen of Darien, in Darien, Connecticut, Sterling Glen of Forest Hills, in Forest Hills, New York, Sterling Glen of Plainview, in Plainview, New York, and Sterling Glen of Stamford, in Stamford, Connecticut;

•	$6,191,000 ($10,090,000, pre-tax) related to the 2007 net gain recognized in other income on the sale of Sterling Glen of Roslyn, a consolidated supported-living apartment community under construction in Roslyn, New York;

•	$5,686,000 ($9,267,000, pre-tax) in 2007 related to the increase in fair market value between the comparable periods of certain of our 10-year forward swaps which were marked to market through interest expense as a result of the derivatives not qualifying for hedge accounting;

•	$1,024,000 ($1,669,000, pre-tax) related to the amortization to straight-line rent of above and below market leases, which were recorded as a component of the purchase price allocation for the acquisition, in November 2006, of 30 retail, office and residential operating properties in New York City (“New York portfolio transaction”);

•	$782,000 ($1,815,000, pre-tax) related to the decrease in our allocation of losses from our equity investment in the New Jersey Nets basketball team; and

•	$545,000 ($888,000, pre-tax) related to income recognition on federal Historic Preservation Tax Credits.
These increases were partially offset by the following decreases, net of tax and minority interest:
•	$6,158,000 ($10,035,000, pre-tax) primarily related to the 2006 gain on disposition of Providence at Palm Harbor, a consolidated apartment community located in Tampa, Florida;

•	$6,126,000 ($9,738,000, pre-tax) related to decreased earnings in 2007 reported in the Land Development Group primarily due to a decrease in land sales at Stapleton, in Denver, Colorado and Chestnut Commons in Elyria, Ohio;

•	$4,700,000 ($7,662,000, pre-tax) related to the 2006 gain on disposition of one equity method Commercial property, Midtown Plaza, a specialty retail center located in Parma, Ohio;

•	$1,762,000 ($2,872,000, pre-tax) related to increased write-offs of abandoned development projects in 2007;

•	$1,481,000 ($2,414,000, pre-tax) related to an increase in depreciation and amortization for amounts recorded as tangible and intangible assets, which were a result of the purchase price allocation for the New York portfolio transaction that closed in November 2006;

•	$1,124,000 ($1,832,000, pre-tax) in 2007 related to the early extinguishment of nonrecourse mortgage debt primarily at the Landings of Brentwood due to the sale of the property; and

•	$658,000 ($1,072,000, pre-tax) related to decreases in Commercial Group outlot land sales in 2007 primarily at Antelope Valley Mall in Palmdale, California.
Net earnings for the six months ended July 31, 2007 was $50,594,000 versus $60,750,000 for the six months ended July 31, 2006. This variance to the prior year is primarily attributable to the following decreases, which are net of tax and minority interest:
•	$52,361,000 ($85,333,000, pre-tax) related to the 2006 gains on disposition of three consolidated properties, Providence at Palm Harbor, Hilton Times Square, a 444-room hotel located in Manhattan, New York, and G Street, a specialty retail center located in Philadelphia, Pennsylvania;

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
•	$15,565,000 ($25,236,000, pre-tax) related to decreased earnings in 2007 reported in the Land Development Group primarily due to a decrease in land sales at Stapleton, Waterbury in North Ridgeville, Ohio, Chestnut Commons and Tangerine Crossing in Tucson, Arizona;

•	$5,376,000 ($8,761,000, pre-tax) related to decreases in Commercial Group outlot land sales in 2007 primarily at Simi Valley in Simi Valley, California, and Antelope Valley Mall, which was partially offset by an increase in land sales in 2007 at Victoria Gardens in Rancho Cucamonga, California;

•	$4,809,000 ($7,837,000, pre-tax) related to management’s approved plan to demolish two buildings owned by us adjacent to Ten MetroTech Center, an office building located in Brooklyn, New York, to clear the land for a residential project named 80 DeKalb Avenue. Due to this new development plan, the estimated useful lives of the two adjacent buildings were adjusted to expire at the scheduled demolition date in April 2007 resulting in accelerated depreciation expense;

•	$4,700,000 ($7,662,000, pre-tax) related to the 2006 gain on disposition of Midtown Plaza, an equity method Commercial property;

•	$4,333,000 ($7,062,000, pre-tax) related to income recognition on state and federal Historic Preservation Tax Credits in 2006 that did not recur at the same level;

•	$3,112,000 ($5,072,000, pre-tax) related to an increase in depreciation and amortization for amounts recorded as tangible and intangible assets, which were a result of the purchase price allocation for the New York portfolio transaction that closed in November 2006;

•	$2,928,000 ($4,773,000, pre-tax) related to increased write-offs of abandoned development projects in 2007; and

•	$1,889,000 ($3,078,000, pre-tax) in 2007 related to the early extinguishment of nonrecourse mortgage debt primarily at Columbia Park Center, a specialty retail center located in North Bergen, New Jersey in order to secure more favorable financing terms and at the Landings of Brentwood due to the sale of the property.
These decreases were partially offset by the following increases, net of tax and minority interest:
•	$67,182,000 ($106,318,000, pre-tax) related to the 2007 gains on disposition of Landings of Brentwood, Sterling Glen of Bayshore, Sterling Glen of Center City, Sterling Glen of Darien, Sterling Glen of Forest Hills, Sterling Glen of Plainview, and Sterling Glen of Stamford;

•	$6,191,000 ($10,090,000, pre-tax) related to the 2007 net gain recognized in other income on the sale of Sterling Glen of Roslyn;

•	$4,798,000 ($7,820,000, pre-tax) in 2007 related to the increase in fair market value between the comparable periods of certain of our 10-year forward swaps which were marked to market through interest expense as a result of the derivatives not qualifying for hedge accounting;

•	$4,107,000 ($7,265,000, pre-tax) related to the decrease in our allocation of losses from our equity investment in the New Jersey Nets basketball team;

•	$2,167,000 ($3,531,000, pre-tax) related to the amortization to straight-line rent of above and below market leases, which were recorded as a component of the purchase price allocation for the New York portfolio transaction; and

•	$1,292,000 ($2,106,000, pre-tax) related to the 2007 gain on disposition of one equity method Residential property, White Acres, an apartment community located in Richmond Heights, Ohio.
Net Operating Income (NOI) from Real Estate Groups — NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including non-real estate depreciation and amortization) plus interest and other income plus equity in earnings of unconsolidated entities (excluding gain on disposition of equity method operating properties) plus equity method depreciation and amortization. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results. Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Rental Properties”) for the three months ended July 31, 2007 was $151,822,000 compared to $114,151,000 for the three months ended July 31, 2006, a 33.0% increase. NOI for the six months ended July 31, 2007 was $279,728,000 compared to $246,221,000 for the six months ended

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
July 31, 2006, a 13.6% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 35-46.
Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from the Rental Properties for the three months ended July 31, 2007 was $162,446,000 compared to $127,348,000 for the three months ended July 31, 2006, a 27.6% increase. NOI for the six months ended July 31, 2007 was $300,364,000 compared to $265,907,000 for the six months ended July 31, 2006, a 13.0% increase. Comparable NOI increased 4.5% for the three months ended July 31, 2007 compared to the prior year. Retail, office and hotel comparable NOI increased 3.0%, 2.7% and 21.2% respectively, from the prior year and our residential portfolio has generated an increase of 6.4%. Comparable NOI increased 4.8% for the six months ended July 31, 2007 compared to the prior year. Retail, office and hotel comparable NOI increased 5.6%, 1.9% and 26.4% respectively, from the prior year and our residential portfolio has generated an increase of 4.8%.
EBDT — We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) preferred payment classified as minority interest expense on our Consolidated Statement of Earnings; v) provision for decline in real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net earnings, the most comparable financial measure calculated in accordance with GAAP, on page 33. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The provision for decline in real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
Our EBDT for the three months ended July 31, 2007 increased by 25.7% to $71,206,000 from $56,665,000 for the three months ended July 31, 2006. This variance to the prior year is primarily attributable to the favorable change in fair market value between the comparable periods of $9,267,000 for certain of our 10-year forward swaps which were marked to market through interest expense, net gain of $5,037,000 recognized in other income on the sale of Sterling Glen of Roslyn, a consolidated supported-living apartment community under construction in Roslyn, New York, and approximately $11,000,000 of additional EBDT from operating activity in our Real Estate Groups. These increases were partially offset by decreased EBDT of $7,103,000 reported in the Land Development Group and $4,351,000 of increased interest expense reported in corporate activities, primarily related to the Puttable Equity-Linked Senior Notes issued in October 2006.
Our EBDT for the six months ended July 31, 2007 decreased by 11.9% to $105,735,000 from $120,004,000 for the six months ended July 31, 2006. This variance to the prior year is primarily attributable to decreased EBDT of $16,650,000 reported in the Land Development Group, decreased income recognized on state and federal Historic Preservation Tax Credits of $7,062,000 (primarily at Ashton Mill, an apartment community located in Cumberland, Rhode Island), decreased outlot land sales of $5,057,000 in the Commercial Group, primarily at Simi Valley in Simi Valley, California, and $8,020,000 of increased interest expense reported in corporate activities, primarily related to the Puttable Equity-Linked Senior Notes issued in October 2006. These decreases were partially offset by the favorable change in fair market value between the comparable periods of $7,820,000 for certain of our 10-year forward swaps which were marked to market through interest expense, the net gain of $5,037,000 recognized in other income on the sale of Sterling Glen of Roslyn, and approximately $12,300,000 of additional EBDT from operating activity in our Real Estate Groups.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of EBDT — The information in the tables below, including pages 34-46, present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as reconciliation from NOI to EBDT to net earnings. Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in the VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)

	Three Months Ended July 31,		Six Months Ended July 31,
	2007	2006	2007	2006

	(in thousands)		(in thousands)
Net earnings	$67,775	$7,492	$50,594	$60,750
Depreciation and amortization – Real Estate Groups (5)	62,490	54,385	126,999	101,585
Amortization of mortgage procurement costs – Real Estate Groups (5)	3,538	2,446	6,457	5,355
Deferred income tax expense – Real Estate Groups (6)	33,397	6,959	23,037	43,389
Deferred income tax expense — Non-Real Estate Groups: (6)
Gain on disposition of other investments	(57)	—	(57)	—

Current income tax expense on non-operating earnings: (6)
Gain on disposition of other investments	224	—	224	—
Gain on disposition included in discontinued operations	8,088	—	8,088	(29)
Gain on disposition of equity method rental properties	—	2,657	—	2,657

Straight-line rent adjustment (3)	(3,470)	(1,900)	(7,620)	(3,031)
Preference payment (4)	936	—	1,834	—
Preferred return on disposition	5,034	—	5,034	—
Provision for decline in real estate, net of minority interest	—	1,923	—	1,923
Provision for decline in real estate of equity method rental properties	—	400	—	400
Gain on disposition of equity method rental properties	—	(7,662)	(2,106)	(7,662)
Gain on disposition of other investments	(431)	—	(431)	—

Discontinued operations: (1)
Gain on disposition of rental properties	(106,318)	(7,342)	(106,318)	(143,726)
Minority interest – Gain on disposition	—	(2,693)	—	58,393

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)	$71,206	$56,665	$105,735	$120,004

(1)	Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties which have been sold or are held for sale are reported as discontinued operations.

(2)	The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results as defined by generally accepted accounting principles and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its operations, and along with net earnings, is necessary to understand its operating results. EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) preferred payment classified as minority interest expense on the Company’s Consolidated Statement of Earnings; v) provision for decline in real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative effect of change in accounting principle (net of tax).

(3)	The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(4)	The Forest City Ratner Companies portfolio became a wholly-owned subsidiary of the Company on November 8, 2006 upon the issuance of the Class A Common Units in exchange for Bruce C. Ratner’s minority interests. For the first five years only, the Units that have not been exchanged are entitled to their proportionate share of an annual preferred payment of $2,500,000 plus an amount equal to the dividends paid on the same number of shares of the Company’s common stock. After five years, the Units that have not been exchanged are entitled to a payment equal to the dividends paid on an equivalent number of shares of the Company’s common stock. At July 31, 2007, the Company has recorded approximately $1,834,000 related to two quarter’s share of the annual preferred payment which is classified as minority interest expense on the Company’s Consolidated Statement of Earnings.

(5)	The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs. The Company’s Real Estate Groups are engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
	July 31,		July 31,		July 31,		July 31,
	2007	2006	2007	2006	2007	2006	2007	2006

Full Consolidation	$55,741	$41,571	$115,528	$81,859	$2,839	$2,440	$5,403	$5,332
Non-Real Estate	(2,022)	(347)	(4,019)	(696)	—	(98)	—	(190)

Real Estate Groups Full Consolidation	53,719	41,224	111,509	81,163	2,839	2,342	5,403	5,142
Real Estate Groups related to minority interest	(1,138)	(3,665)	(3,825)	(6,864)	(261)	(286)	(421)	(589)
Real Estate Groups Equity Method	8,988	13,384	17,381	20,202	926	278	1,406	567
Real Estate Groups Discontinued Operations	921	3,442	1,934	7,084	34	112	69	235

Real Estate Groups Pro-Rata Consolidation	$62,490	$54,385	$126,999	$101,585	$3,538	$2,446	$6,457	$5,355

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2) (continued)
(6)	The following table provides detail of Income Tax Expense (Benefit):

	Three Months Ended July 31,		Six Months Ended July 31,
	2007	2006	2007	2006
	(in thousands)		(in thousands)
(A) Operating earnings
Current	$1,547	$(8,517)	$(145)	$(8,874)
Deferred	(2,323)	2,774	(15,485)	10,278

	(776)	(5,743)	(15,630)	1,404

(B) Provision for decline in real estate
Deferred	—	(743)	—	(743)
Deferred — equity method investment	—	(155)	—	(155)

	—	(898)	—	(898)

(C) Gain on disposition of other investments
Current — Non-Real Estate Groups	224	—	224	—
Deferred — Non-Real Estate Groups	(57)	—	(57)	—

	167	—	167	—

(D) Gain on disposition of equity method rental properties
Current	—	2,657	—	2,657
Deferred	—	305	814	305

	—	2,962	814	2,962

Subtotal (A) (B) (C) (D)
Current	1,771	(5,860)	79	(6,217)
Deferred	(2,380)	2,181	(14,728)	9,685

Income tax expense	(609)	(3,679)	(14,649)	3,468

(E) Discontinued operations
Operating earnings
Current	(2,406)	1,405	(2,348)	732
Deferred	3,310	116	3,560	251

	904	1,521	1,212	983

Gain on disposition of rental properties
Current	8,088	—	8,088	(29)
Deferred	31,048	3,877	31,048	33,001

	39,136	3,877	39,136	32,972

	40,040	5,398	40,348	33,955

Grand Total (A) (B) (C) (D) (E)
Current	7,453	(4,455)	5,819	(5,514)
Deferred	31,978	6,174	19,880	42,937

	$39,431	$1,719	$25,699	$37,423

Recap of Grand Total
Real Estate Groups
Current	$10,728	$1,134	$12,974	$2,445
Deferred	33,397	6,959	23,037	43,389

	44,125	8,093	36,011	45,834

Non-Real Estate Groups
Current	(3,275)	(5,589)	(7,155)	(7,959)
Deferred	(1,419)	(785)	(3,157)	(452)

	(4,694)	(6,374)	(10,312)	(8,411)

Grand Total	$39,431	$1,719	$25,699	$37,423

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2007 (in thousands)

	Commercial Group 2007					Residential Group 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$210,726	$11,256	$29,743	$—	$229,213	$62,254	$3,270	$56,565	$12,397	$127,946
Exclude straight-line rent adjustment	(7,140)	—	—	—	(7,140)	(18)	—	—	—	(18)

Adjusted revenues	203,586	11,256	29,743	—	222,073	62,236	3,270	56,565	12,397	127,928

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	110,181	1,825	15,776	—	124,132	45,122	2,275	38,920	11,883	93,650
Exclude straight-line rent adjustment	(3,688)	—	—	—	(3,688)	—	—	—	—	—
Exclude preference payment	(936)	—	—	—	(936)	—	—	—	—	—

Adjusted operating expenses	105,557	1,825	15,776	—	119,508	45,122	2,275	38,920	11,883	93,650

Add interest and other income	8,295	334	677	—	8,638	11,785	14	5,497	112	17,380

Add equity in earnings of unconsolidated entities	3,746	(18)	(3,787)	—	(23)	3,055	250	(3,197)	—	(392)

Add back equity method depreciation and amortization expense	3,601	—	(3,601)	—	—	6,197	—	(6,197)	—	—

Net operating income	113,671	9,747	7,256	—	111,180	38,151	1,259	13,748	626	51,266

Interest expense, including early extinguishment of debt	44,218	3,796	7,256	—	47,678	13,104	648	8,714	2,363	23,533

Income tax expense (benefit)	3,440	—	—	—	3,440	4,062	—	—	(2,406)	1,656

Preferred return on disposition	—	—	—	—	—	5,034	—	(5,034)	—	—

Minority interest in earnings before depreciation and amortization	5,951	5,951	—	—	—	611	611	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	669	—	—	(669)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$60,062	$—	$—	$—	$60,062	$26,077	$—	$—	$—	$26,077

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$60,062	$—	$—	$—	$60,062	$26,077	$—	$—	$—	$26,077

Depreciation and amortization — Real Estate Groups	(41,920)	—	—	—	(41,920)	(19,469)	—	—	(921)	(20,390)

Amortization of mortgage procurement costs — Real Estate Groups	(2,089)	—	—	—	(2,089)	(1,269)	—	—	(34)	(1,303)

Deferred taxes — Real Estate Group	(4,084)	—	—	—	(4,084)	2,735	—	—	(3,310)	(575)

Straight-line rent adjustment	3,452	—	—	—	3,452	18	—	—	—	18

Preference payment	(936)	—	—	—	(936)	—	—	—	—	—

Preferred return on disposition	—	—	—	—	—	(5,034)	—	—	—	(5,034)

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	—	67,182	67,182

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(921)	—	—	921	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(34)	—	—	34	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(3,310)	—	—	3,310	—
Gain on disposition of rental properties	—	—	—	—	—	67,182	—	—	(67,182)	—

Net earnings (loss)	$14,485	$—	$—	$—	$14,485	$65,975	$—	$—	$—	$65,975

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2007 (in thousands) (continued)

	Land Development Group 2007					The Nets 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$14,606	$803	$7,636	$—	$21,439	$—	$—	$2,096	$—	$2,096
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	14,606	803	7,636	—	21,439	—	—	2,096	—	2,096

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	14,015	753	4,471	—	17,733	—	—	3,880	—	3,880
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Exclude preference payment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	14,015	753	4,471	—	17,733	—	—	3,880	—	3,880

Add interest and other income	2,968	253	40	—	2,755	—	—	14	—	14

Add equity in earnings of unconsolidated entities	3,198	—	(3,006)	—	192	(2,226)	—	2,199	—	(27)

Add back equity method depreciation and amortization expense	116	—	(116)	—	—	—	—	—	—	—

Net operating income	6,873	303	83	—	6,653	(2,226)	—	429	—	(1,797)

Interest expense, including early extinguishment of debt	68	(53)	83	—	204	—	—	429	—	429

Income tax expense (benefit)	2,971	—	—	—	2,971	(807)	—	—	—	(807)

Preferred return on disposition	—	—	—	—	—	—	—	—	—	—

Minority interest in earnings before depreciation and amortization	356	356	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$3,478	$—	$—	$—	$3,478	$(1,419)	$—	$—	$—	$(1,419)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$3,478	$—	$—	$—	$3,478	$(1,419)	$—	$—	$—	$(1,419)

Depreciation and amortization — Real Estate Groups	(180)	—	—	—	(180)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	(146)	—	—	—	(146)	—	—	—	—	—

Deferred taxes — Real Estate Group	476	—	—	—	476	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Preference payment	—	—	—	—	—	—	—	—	—	—

Preferred return on disposition	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings (loss)	$3,628	$—	$—	$—	$3,628	$(1,419)	$—	$—	$—	$(1,419)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2007 (in thousands) (continued)

	Corporate Activities 2007					Total 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$287,586	$15,329	$96,040	$12,397	$380,694
Exclude straight-line rent adjustment	—	—	—	—	—	(7,158)	—	—	—	(7,158)

Adjusted revenues	—	—	—	—	—	280,428	15,329	96,040	12,397	373,536

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	9,890	—	—	—	9,890	179,208	4,853	63,047	11,883	249,285
Exclude straight-line rent adjustment	—	—	—	—	—	(3,688)	—	—	—	(3,688)
Exclude preference payment	—	—	—	—	—	(936)	—	—	—	(936)

Adjusted operating expenses	9,890	—	—	—	9,890	174,584	4,853	63,047	11,883	244,661

Add interest and other income	375	—	—	—	375	23,423	601	6,228	112	29,162

Add equity in earnings of unconsolidated entities	—	—	—	—	—	7,773	232	(7,791)	—	(250)

Add back equity method depreciation and amortization expense	—	—	—	—	—	9,914	—	(9,914)	—	—

Net operating income	(9,515)	—	—	—	(9,515)	146,954	11,309	21,516	626	157,787

Interest expense, including early extinguishment of debt	16,958	—	—	—	16,958	74,348	4,391	16,482	2,363	88,802

Income tax expense (benefit)	(9,481)	—	—	—	(9,481)	185	—	—	(2,406)	(2,221)

Preferred return on disposition	—	—	—	—	—	5,034	—	(5,034)	—	—

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	6,918	6,918	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	669	—	—	(669)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(16,992)	$—	$—	$—	$(16,992)	$71,206	$—	$—	$—	$71,206

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(16,992)	$—	$—	$—	$(16,992)	$71,206	$—	$—	$—	$71,206

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(61,569)	—	—	(921)	(62,490)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(3,504)	—	—	(34)	(3,538)

Deferred taxes — Real Estate Groups	1,834	—	—	—	1,834	961	—	—	(3,310)	(2,349)

Straight-line rent adjustment	—	—	—	—	—	3,470	—	—	—	3,470

Preference payment	—	—	—	—	—	(936)	—	—	—	(936)

Preferred return on disposition	—	—	—	—	—	(5,034)	—	—	—	(5,034)

Gain on disposition of rental properties, net of tax	264	—	—	—	264	264	—	—	67,182	67,446

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(921)	—	—	921	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(34)	—	—	34	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(3,310)	—	—	3,310	—
Gain on disposition of rental properties	—	—	—	—	—	67,182	—	—	(67,182)	—

Net earnings (loss)	$(14,894)	$—	$—	$—	$(14,894)	$67,775	$—	$—	$—	$67,775

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2007 (in thousands)

	Commercial Group 2007					Residential Group 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$413,753	$23,683	$58,293	$—	$448,363	$116,859	$5,784	$100,139	$24,599	$235,813
Exclude straight-line rent adjustment	(12,979)	—	—	—	(12,979)	(22)	—	—	—	(22)

Adjusted revenues	400,774	23,683	58,293	—	435,384	116,837	5,784	100,139	24,599	235,791

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	216,989	5,629	31,053	—	242,413	82,313	3,836	67,809	20,730	167,016
Exclude straight-line rent adjustment	(5,380)	—	—	—	(5,380)	—	—	—	—	—
Exclude preference payment	(1,834)	—	—	—	(1,834)	—	—	—	—	—

Adjusted operating expenses	209,775	5,629	31,053	—	235,199	82,313	3,836	67,809	20,730	167,016

Add interest and other income	10,233	664	943	—	10,512	15,629	21	5,791	209	21,608

Add equity in earnings of unconsolidated entities	5,213	(18)	(5,253)	—	(22)	6,627	602	(6,719)	—	(694)

Remove gain on disposition of equity method rental properties	—	—	—	—	—	(2,106)	—	2,106	—	—

Add back equity method depreciation and amortization expense	7,553	—	(7,553)	—	—	11,056	—	(11,056)	—	—

Net operating income	213,998	18,700	15,377	—	210,675	65,730	2,571	22,452	4,078	89,689

Interest expense, including early extinguishment of debt	94,131	8,277	15,377	—	101,231	26,386	1,288	17,418	3,971	46,487

Income tax expense (benefit)	4,581	—	—	—	4,581	6,983	—	—	(2,348)	4,635

Preferred return on disposition	—	—	—	—	—	5,034	—	(5,034)	—	—

Minority interest in earnings before depreciation and amortization	10,423	10,423	—	—	—	1,283	1,283	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	2,455	—	—	(2,455)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$104,863	$—	$—	$—	$104,863	$38,567	$—	$—	$—	$38,567

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$104,863	$—	$—	$—	$104,863	$38,567	$—	$—	$—	$38,567

Depreciation and amortization — Real Estate Groups	(88,346)	—	—	—	(88,346)	(36,425)	—	—	(1,934)	(38,359)

Amortization of mortgage procurement costs — Real Estate Groups	(4,115)	—	—	—	(4,115)	(1,986)	—	—	(69)	(2,055)

Deferred taxes — Real Estate Group	(3,614)	—	—	—	(3,614)	7,343	—	—	(3,560)	3,783

Straight-line rent adjustment	7,599	—	—	—	7,599	22	—	—	—	22

Preference payment	(1,834)	—	—	—	(1,834)	—	—	—	—	—

Preferred return on disposition	—	—	—	—	—	(5,034)	—	—	—	(5,034)

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	1,292	67,182	68,474

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	1,292	—	(1,292)	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(1,934)	—	—	1,934	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(69)	—	—	69	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(3,560)	—	—	3,560	—
Gain on disposition of rental properties	—	—	—	—	—	67,182	—	—	(67,182)	—

Net earnings (loss)	$14,553	$—	$—	$—	$14,553	$65,398	$—	$—	$—	$65,398

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2007 (in thousands) (continued)

	Land Development Group 2007					The Nets 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$25,339	$1,178	$8,784	$—	$32,945	$—	$—	$6,006	$—	$6,006
Exclude straight-line rent adjustment	1	—	—	—	1	—	—	—	—	—

Adjusted revenues	25,340	1,178	8,784	—	32,946	—	—	6,006	—	6,006

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	26,171	1,183	5,935	—	30,923	—	—	10,706	—	10,706
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Exclude preference payment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	26,171	1,183	5,935	—	30,923	—	—	10,706	—	10,706

Add interest and other income	7,978	739	94	—	7,333	—	—	23	—	23

Add equity in earnings of unconsolidated entities	2,771	—	(2,566)	—	205	(5,477)	—	5,439	—	(38)

Remove gain on disposition of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	178	—	(178)	—	—	—	—	—	—	—

Net operating income	10,096	734	199	—	9,561	(5,477)	—	762	—	(4,715)

Interest expense, including early extinguishment of debt	2,374	127	199	—	2,446	—	—	762	—	762

Income tax expense (benefit)	6,334	—	—	—	6,334	(2,008)	—	—	—	(2,008)

Preferred return on disposition	—	—	—	—	—	—	—	—	—	—

Minority interest in earnings before depreciation and amortization	607	607	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$781	$—	$—	$—	$781	$(3,469)	$—	$—	$—	$(3,469)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$781	$—	$—	$—	$781	$(3,469)	$—	$—	$—	$(3,469)

Depreciation and amortization — Real Estate Groups	(294)	—	—	—	(294)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	(287)	—	—	—	(287)	—	—	—	—	—

Deferred taxes — Real Estate Group	3,661	—	—	—	3,661	—	—	—	—	—

Straight-line rent adjustment	(1)	—	—	—	(1)	—	—	—	—	—

Preference payment	—	—	—	—	—	—	—	—	—	—

Preferred return on disposition	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings (loss)	$3,860	$—	$—	$—	$3,860	$(3,469)	$—	$—	$—	$(3,469)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2007 (in thousands) (continued)

	Corporate Activities 2007					Total 2007

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$555,951	$30,645	$173,222	$24,599	$723,127
Exclude straight-line rent adjustment	—	—	—	—	—	(13,000)	—	—	—	(13,000)

Adjusted revenues	—	—	—	—	—	542,951	30,645	173,222	24,599	710,127

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	24,324	—	—	—	24,324	349,797	10,648	115,503	20,730	475,382
Exclude straight-line rent adjustment	—	—	—	—	—	(5,380)	—	—	—	(5,380)
Exclude preference payment	—	—	—	—	—	(1,834)	—	—	—	(1,834)

Adjusted operating expenses	24,324	—	—	—	24,324	342,583	10,648	115,503	20,730	468,168

Add interest and other income	982	—	—	—	982	34,822	1,424	6,851	209	40,458

Add equity in earnings of unconsolidated entities	—	—	—	—	—	9,134	584	(9,099)	—	(549)

Remove gain on disposition of equity method rental properties	—	—	—	—	—	(2,106)	—	2,106	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	18,787	—	(18,787)	—	—

Net operating income	(23,342)	—	—	—	(23,342)	261,005	22,005	38,790	4,078	281,868

Interest expense, including early extinguishment of debt	30,800	—	—	—	30,800	153,691	9,692	33,756	3,971	181,726

Income tax expense (benefit)	(19,135)	—	—	—	(19,135)	(3,245)	—	—	(2,348)	(5,593)

Remove pereferred return on disposition	—	—	—	—	—	5,034	—	(5,034)	—	—

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	12,313	12,313	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	2,455	—	—	(2,455)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(35,007)	$—	$—	$—	$(35,007)	$105,735	$—	$—	$—	$105,735

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(35,007)	$—	$—	$—	$(35,007)	$105,735	$—	$—	$—	$105,735

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(125,065)	—	—	(1,934)	(126,999)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(6,388)	—	—	(69)	(6,457)

Deferred taxes — Real Estate Group	4,995	—	—	—	4,995	12,385	—	—	(3,560)	8,825

Straight-line rent adjustment	—	—	—	—	—	7,620	—	—	—	7,620

Preference payment	—	—	—	—	—	(1,834)	—	—	—	(1,834)

Preferred return on disposition	—	—	—	—	—	(5,034)	—	—	—	(5,034)

Gain on disposition of rental properties and other investments, net of tax	264	—	—	—	264	264	—	1,292	67,182	68,738

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	1,292	—	(1,292)	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(1,934)	—	—	1,934	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(69)	—	—	69	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(3,560)	—	—	3,560	—
Gain on disposition of rental properties	—	—	—	—	—	67,182	—	—	(67,182)	—

Net earnings (loss)	$(29,748)	$—	$—	$—	$(29,748)	$50,594	$—	$—	$—	$50,594

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2006 (in thousands)

	Commercial Group 2006					Residential Group 2006

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$181,142	$21,000	$24,947	$14,634	$199,723	$47,593	$2,052	$31,319	$15,494	$92,354
Exclude straight-line rent adjustment	(3,369)	—	—	(15)	(3,384)	(8)	—	—	—	(8)

Adjusted revenues	177,773	21,000	24,947	14,619	196,339	47,585	2,052	31,319	15,494	92,346

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	93,147	10,607	14,247	8,715	105,502	33,410	1,349	18,075	9,479	59,615
Exclude straight-line rent adjustment	(1,186)	—	—	(306)	(1,492)	—	—	—	—	—

Adjusted operating expenses	91,961	10,607	14,247	8,409	104,010	33,410	1,349	18,075	9,479	59,615

Add interest and other income	2,374	814	(47)	84	1,597	1,303	14	210	112	1,611

Add equity in earnings of unconsolidated entities	9,902	—	(10,315)	—	(413)	(5,815)	—	5,308	—	(507)

Remove gain on disposition of equity method rental properties	(7,662)	—	7,662	—	—	—	—	—		—

Add back provision for decline in real estate of equity method rental properties	400	—	(400)	—	—	—	—	—		—

Add back equity method depreciation and amortization expense	2,796	—	(2,796)	—	—	10,866	—	(10,866)	—	—

Net operating income	93,622	11,207	4,804	6,294	93,513	20,529	717	7,896	6,127	33,835

Interest expense, including early extinguishment of debt	44,726	5,948	4,804	1,554	45,136	11,716	693	7,896	3,086	22,005

Income tax expense (benefit)	2,377	—	—	812	3,189	(2,640)	—	—	593	(2,047)

Minority interest in earnings before depreciation and amortization	5,259	5,259	—	—	—	24	24	—	—	—

Add: EBDT from discontinued operations	3,928	—	—	(3,928)	—	2,448	—	—	(2,448)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$45,188	$—	$—	$—	$45,188	$13,877	$—	$—	$—	$13,877

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$45,188	$—	$—	$—	$45,188	$13,877	$—	$—	$—	$13,877

Depreciation and amortization — Real Estate Groups	(30,336)	—	—	(1,480)	(31,816)	(20,564)	—	—	(1,962)	(22,526)

Amortization of mortgage procurement costs — Real Estate Groups	(1,751)	—	—	(46)	(1,797)	(583)	—	—	(66)	(649)

Deferred taxes — Real Estate Group	(4,927)	—	—	(318)	(5,245)	1,769	—	—	202	1,971

Straight-line rent adjustment	2,183	—	—	(291)	1,892	8	—	—	—	8

Gain on disposition of rental properties, net of tax	—		4,700	1,652	6,352	—			4,506	4,506

Provision for decline in real estate, net of tax and minority interest	(1,180)	—	(245)	—	(1,425)	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	4,700	—	(4,700)	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental proeprties, net of tax	(245)	—	245	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(1,480)	—	—	1,480	—	(1,962)	—	—	1,962	—
Amortization of mortgage procurement costs — Real Estate Groups	(46)	—	—	46	—	(66)	—	—	66	—
Deferred taxes — Real Estate Groups	(318)	—	—	318	—	202	—	—	(202)	—
Straight-line rent adjustment	(291)			291		—			—
Gain on disposition of rental properties	1,652	—	—	(1,652)	—	4,506	—	—	(4,506)	—

Net earnings (loss)	$13,149	$—	$—	$—	$13,149	$(2,813)	$—	$—	$—	$(2,813)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2006 (in thousands) (continued)

	Land Development Group 2006					The Nets 2006

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$22,094	$2,003	$12,774	$—	$32,865	$—	$—	$6,291	$—	$6,291
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	22,094	2,003	12,774	—	32,865	—	—	6,291	—	6,291

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	12,632	967	9,317	—	20,982	—	—	9,067	—	9,067
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	12,632	967	9,317	—	20,982	—	—	9,067	—	9,067

Add interest and other income	4,066	398	59	—	3,727	—	—	43	—	43

Add equity in earnings of unconsolidated entities	6,264	—	(3,411)	—	2,853	(4,041)	—	4,029	—	(12)

Remove gain on disposition of equity method rental properties	—	—	—	—	—	—	—	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	—	—	—		—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	19,792	1,434	105	—	18,463	(4,041)	—	1,296	—	(2,745)

Interest expense, including early extinguishment of debt	2,643	189	105	—	2,559	—	—	1,296	—	1,296

Income tax expense (benefit)	5,323	—	—	—	5,323	(1,840)	—	—	—	(1,840)

Minority interest in earnings before depreciation and amortization	1,245	1,245	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$10,581	$—	$—	$—	$10,581	$(2,201)	$—	$—	$—	$(2,201)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$10,581	$—	$—	$—	$10,581	$(2,201)	$—	$—	$—	$(2,201)

Depreciation and amortization — Real Estate Groups	(43)	—	—	—	(43)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Group	(784)	—	—	—	(784)	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—
Provision for decline in real estate of equity method rental proeprties, net of tax	—	—	—	—	—	—	—	—	—	—
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings (loss)	$9,754	$—	$—	$—	$9,754	$(2,201)	$—	$—	$—	$(2,201)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2006 (in thousands) (continued)

	Corporate Activities 2006					Total 2006

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$250,829	$25,055	$75,331	$30,128	$331,233
Exclude straight-line rent adjustment	—	—	—	—	—	(3,377)	—	—	(15)	(3,392)

Adjusted revenues	—	—	—	—	—	247,452	25,055	75,331	30,113	327,841

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	10,822	—	—	—	10,822	150,011	12,923	50,706	18,194	205,988
Exclude straight-line rent adjustment	—	—	—	—	—	(1,186)	—	—	(306)	(1,492)

Adjusted operating expenses	10,822	—	—	—	10,822	148,825	12,923	50,706	17,888	204,496

Add interest and other income	127	—	—	—	127	7,870	1,226	265	196	7,105

Add equity in earnings of unconsolidated entities	—	—	—	—	—	6,310	—	(4,389)	—	1,921

Remove gain on disposition of equity method rental properties	—	—	—	—	—	(7,662)	—	7,662	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	400	—	(400)	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	13,662	—	(13,662)	—	—

Net operating income	(10,695)	—	—	—	(10,695)	119,207	13,358	14,101	12,421	132,371

Interest expense, including early extinguishment of debt	12,607	—	—	—	12,607	71,692	6,830	14,101	4,640	83,603

Income tax expense (benefit)	(12,522)	—	—	—	(12,522)	(9,302)	—	—	1,405	(7,897)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	6,528	6,528	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	6,376	—	—	(6,376)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(10,780)	$—	$—	$—	$(10,780)	$56,665	$—	$—	$—	$56,665

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(10,780)	$—	$—	$—	$(10,780)	$56,665	$—	$—	$—	$56,665

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(50,943)	—	—	(3,442)	(54,385)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(2,334)	—	—	(112)	(2,446)

Deferred taxes — Real Estate Group	383	—	—	—	383	(3,559)	—	—	(116)	(3,675)

Straight-line rent adjustment	—	—	—	—	—	2,191	—	—	(291)	1,900

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	4,700	6,158	10,858

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(1,180)	—	(245)	—	(1,425)

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	4,700	—	(4,700)	—	—

Provision for decline in real estate of equity method rental proeprties, net of tax	—	—	—	—	—	(245)	—	245	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(3,442)	—	—	3,442	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(112)	—	—	112	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(116)	—	—	116	—
Straight-line rent adjustment	—	—	—	—		(291)	—	—	291
Gain on disposition of rental properties	—	—	—	—	—	6,158	—	—	(6,158)	—

Net earnings (loss)	$(10,397)	$—	$—	$—	$(10,397)	$7,492	$—	$—	$—	$7,492

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2006 (in thousands)

	Commercial Group 2006					Residential Group 2006

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$377,481	$44,160	$47,596	$30,380	$411,297	$92,173	$4,062	$62,116	$30,592	$180,819
Exclude straight-line rent adjustment	(6,053)	—	—	(31)	(6,084)	(19)	—	—	—	(19)

Adjusted revenues	371,428	44,160	47,596	30,349	405,213	92,154	4,062	62,116	30,592	180,800

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	191,879	21,125	27,589	23,023	221,366	62,037	2,502	35,913	18,890	114,338
Exclude straight-line rent adjustment	(2,353)	—	—	(718)	(3,071)	—	—	—	—	—

Adjusted operating expenses	189,526	21,125	27,589	22,305	218,295	62,037	2,502	35,913	18,890	114,338

Add interest and other income	3,259	1,124	(156)	533	2,512	11,192	16	321	171	11,668

Add equity in earnings of unconsolidated entities	11,420	—	(12,198)	—	(778)	(5,176)	—	4,301	—	(875)

Remove gain on disposition of equity method rental properties	(7,662)	—	7,662	—	—	—	—	—	—	—

Add back provision for decline in real estate of equity method rental properties	400	—	(400)	—	—	—	—	—		—

Add back equity method depreciation and amortization expense	5,602	—	(5,602)	—	—	15,167	—	(15,167)	—	—

Net operating income	194,921	24,159	9,313	8,577	188,652	51,300	1,576	15,658	11,873	77,255

Interest expense, including early extinguishment of debt	88,900	11,825	9,313	3,651	90,039	21,939	1,361	15,658	6,248	42,484

Income tax expense (benefit)	4,768	—	—	60	4,828	(3,593)	—	—	672	(2,921)

Minority interest in earnings before depreciation and amortization	12,334	12,334	—	—	—	215	215	—	—	—

Add: EBDT from discontinued operations	4,866	—	—	(4,866)	—	4,953	—	—	(4,953)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$93,785	$—	$—	$—	$93,785	$37,692	$—	$—	$—	$37,692

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$93,785	$—	$—	$—	$93,785	$37,692	$—	$—	$—	$37,692

Depreciation and amortization — Real Estate Groups	(59,844)	—	—	(3,159)	(63,003)	(34,583)	—	—	(3,925)	(38,508)

Amortization of mortgage procurement costs — Real Estate Groups	(3,717)	—	—	(100)	(3,817)	(1,403)	—	—	(135)	(1,538)

Deferred taxes — Real Estate Group	(11,509)	—	—	(318)	(11,827)	(1,196)	—	—	67	(1,129)

Straight-line rent adjustment	3,700	—	—	(687)	3,013	19	—	—	—	19

Gain on disposition of rental properties, net of tax	—	—	4,700	47,855	52,555	—	—	—	4,506	4,506

Provision for decline in real estate, net of tax and minority interest	(1,180)	—	(245)	—	(1,425)	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	4,700	—	(4,700)	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental proeprties, net of tax	(245)	—	245	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(3,159)	—	—	3,159	—	(3,925)	—	—	3,925	—
Amortization of mortgage procurement costs — Real Estate Groups	(100)	—	—	100	—	(135)	—	—	135	—
Deferred taxes — Real Estate Groups	(318)	—	—	318	—	67	—	—	(67)	—
Straight-line rent adjustment	(687)			687		—	—	—	—
Gain on disposition of rental properties	47,855	—	—	(47,855)	—	4,506	—	—	(4,506)	—

Net earnings (loss)	$69,281	$—	$—	$—	$69,281	$1,042	$—	$—	$—	$1,042

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2006 (in thousands) (continued)

	Land Development Group 2006					The Nets 2006

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$42,910	$2,850	$16,841	$—	$56,901	$—	$—	$18,555	$—	$18,555
Exclude straight-line rent adjustment	1	—	—	—	1	—	—	—	—	—

Adjusted revenues	42,911	2,850	16,841	—	56,902	—	—	18,555	—	18,555

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	25,733	1,602	12,924	—	37,055	—	—	29,032	—	29,032
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	25,733	1,602	12,924	—	37,055	—	—	29,032	—	29,032

Add interest and other income	7,612	731	81	—	6,962	—	—	112	—	112

Add equity in earnings of unconsolidated entities	13,187	—	(3,509)	—	9,678	(12,742)	—	12,697	—	(45)

Remove gain on disposition of equity method rental properties	—	—	—	—	—	—	—	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	—	—	—		—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	37,977	1,979	489	—	36,487	(12,742)	—	2,332	—	(10,410)

Interest expense, including early extinguishment of debt	4,472	318	489	—	4,643	—	—	2,332	—	2,332

Income tax expense (benefit)	14,413	—	—	—	14,413	(5,166)	—	—	—	(5,166)

Minority interest in earnings before depreciation and amortization	1,661	1,661	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$17,431	$—	$—	$—	$17,431	$(7,576)	$—	$—	$—	$(7,576)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$17,431	$—	$—	$—	$17,431	$(7,576)	$—	$—	$—	$(7,576)

Depreciation and amortization — Real Estate Groups	(74)	—	—	—	(74)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Group	2,069	—	—	—	2,069	—	—	—	—	—

Straight-line rent adjustment	(1)	—	—	—	(1)	—	—	—	—	—

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental proeprties, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings (loss)	$19,425	$—	$—	$—	$19,425	$(7,576)	$—	$—	$—	$(7,576)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2006 (in thousands) (continued)

	Corporate Activities 2006					Total 2006

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$512,564	$51,072	$145,108	$60,972	$667,572
Exclude straight-line rent adjustment	—	—	—	—	—	(6,071)	—	—	(31)	(6,102)

Adjusted revenues	—	—	—	—	—	506,493	51,072	145,108	60,941	661,470

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	18,950	—	—	—	18,950	298,599	25,229	105,458	41,913	420,741
Exclude straight-line rent adjustment	—	—	—	—	—	(2,353)	—	—	(718)	(3,071)

Adjusted operating expenses	18,950	—	—	—	18,950	296,246	25,229	105,458	41,195	417,670

Add interest and other income	654	—	—	—	654	22,717	1,871	358	704	21,908

Add equity in earnings of unconsolidated entities	—	—	—	—	—	6,689	—	1,291	—	7,980

Remove gain on disposition of equity method rental properties	—	—	—	—	—	(7,662)	—	7,662	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	400	—	(400)	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	20,769	—	(20,769)	—	—

Net operating income	(18,296)	—	—	—	(18,296)	253,160	27,714	27,792	20,450	273,688

Interest expense, including early extinguishment of debt	22,780	—	—	—	22,780	138,091	13,504	27,792	9,899	162,278

Income tax expense (benefit)	(19,748)	—	—	—	(19,748)	(9,326)	—	—	732	(8,594)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	14,210	14,210	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	9,819	—	—	(9,819)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(21,328)	$—	$—	$—	$(21,328)	$120,004	$—	$—	$—	$120,004

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(21,328)	$—	$—	$—	$(21,328)	$120,004	$—	$—	$—	$120,004

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(94,501)	—	—	(7,084)	(101,585)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(5,120)	—	—	(235)	(5,355)

Deferred taxes — Real Estate Group	(94)	—	—	—	(94)	(10,730)	—	—	(251)	(10,981)

Straight-line rent adjustment	—	—	—	—	—	3,718	—	—	(687)	3,031

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	4,700	52,361	57,061

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(1,180)	—	(245)	—	(1,425)

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	4,700	—	(4,700)	—	—

Provision for decline in real estate of equity method rental proeprties, net of tax	—	—	—	—	—	(245)	—	245	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(7,084)	—	—	7,084	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(235)	—	—	235	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(251)	—	—	251	—
Straight-line rent adjustment	—					(687)	—	—	687
Gain on disposition of rental properties	—	—	—	—	—	52,361	—	—	(52,361)	—

Net earnings (loss)	$(21,422)	$—	$—	$—	$(21,422)	$60,750	$—	$—	$—	$60,750